UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23285

Name of Fund:	BlackRock Multi-Sector Opportunities Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Opportunities Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2022

Date of reporting period: 06/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Multi-Sector Opportunities Trust

BlackRock Multi-Sector Opportunities Trust II

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Investment Objective

BlackRock Multi-Sector Opportunities Trust’s (MSO) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018
Termination Date(a)	February 22, 2024
Current Quarterly Distribution per Common Share(b)	$ 1.5210
Current Annualized Distribution per Common Share(b)	$ 6.0840
Leverage as of June 30, 2022(c)	19%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Net Asset Value	$69.08	$84.34	(18.09)%	$84.34	$69.08

Performance

Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	Since Inception	(a)

Trust at NAV(b)	(14.65)%	(16.21)%	(0.70)%

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(c)	(14.19)	(12.82)	1.96

(a)	MSO commenced operations on February 23, 2018.
(b)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage.
(c)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	5

Trust Summary as of June 30, 2022 (continued)	BlackRock Multi-Sector Opportunities Trust (MSO)

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The detractors from performance over the period were the Trust’s exposures to emerging market debt, securitized assets including collateralized loan obligations and commercial mortgage-backed securities, European corporate credit, U.S. high yield credit and U.S. investment grade credit. The Trust’s positioning with respect to duration and corresponding interest rate sensitivity also detracted from performance as Treasury yield moved higher over the period.

The Trust’s allocation to private assets contributed to performance over the period.

Describe recent portfolio activity.

The Trust was positioned defensively over the period as the market has been dealing with persistent inflation and heightened volatility. Within spread assets, exposure to emerging market debt was reduced in favor of rotating modestly into the investment grade corporate credit space as yields moved higher. The Trust also added marginally to the high yield corporate credit allocation as the sector remained resilient backed by strong supply technical factors and fundamentals. The Trust continued to look to add risk in idiosyncratic opportunities with lower beta (market risk) to construct a balanced portfolio.

The Trust used Treasury futures during the period to hedge duration and yield curve exposure. The use of derivatives did not have a significant impact on the performance.

Describe portfolio positioning at period end.

As of June 30, 2022, the Trust’s portfolio had an effective duration of 1.5 years and approximately 23% leverage, with a nominal yield of 10.9%. The Trust maintained a diversified exposure within spread sectors, including emerging markets, high yield corporate bonds, and securitized assets. Private assets comprised approximately 6% of total portfolio assets. The Trust continued to seek opportunities to harvest the illiquidity premium by adding exposure to private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/22

Corporate Bonds	44.2%
Asset-Backed Securities	16.4
Non-Agency Mortgage-Backed Securities	13.2
Floating Rate Loan Interests	10.4
Preferred Securities	6.2
Foreign Agency Obligations	4.4
Short-Term Securities	3.3
Other*	1.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	06/30/22

AAA/Aaa(c)	1.0%
AA/Aa	0.1
A	3.0
BBB/Baa	13.4
BB/Ba	36.0
B	19.1
CCC/Caa	5.2
CC	0.1
C	0.2
N/R	21.9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Investment Objective

BlackRock Multi-Sector Opportunities Trust II’s (MSO2) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s, S&P Global Ratings or Fitch, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 28, 2025 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	April 16, 2019
Termination Date(a)	February 28, 2025
Current Quarterly Distribution per Common Share(b)	$1.5780
Current Annualized Distribution per Common Share(b)	$6.3120
Leverage as of June 30, 2022(c)	25%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Net Asset Value	$71.53	$87.63	(18.37)%	$87.63	$71.53

Performance

Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
			Since
	6-month	1 Year	Inception	(a)

Trust at NAV(b)	(14.94)%	(16.12)%	(2.86)%

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(c)	(14.19)	(12.82)	0.57

(a)	MSO2 commenced operations on April 16, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage.
(c)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2022 (continued)	BlackRock Multi-Sector Opportunities Trust II (MSO2)

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The detractors from performance over the period were the Trust’s exposures to emerging market debt, securitized assets including collateralized loan obligations and commercial mortgage-backed securities, European corporate credit, U.S. high yield credit and U.S. investment grade credit. The Trust’s positioning with respect to duration and corresponding interest rate sensitivity also detracted from performance as Treasury yield moved higher over the period.

The Trust’s allocation to private assets contributed to performance over the period.

Describe recent portfolio activity.

The Trust was positioned defensively over the period as the market has been dealing with persistent inflation and heightened volatility. Within spread assets, exposure to emerging market debt was reduced in favor of rotating modestly into the investment grade corporate credit space as yields moved higher. The Trust also added marginally to the high yield corporate credit allocation as the sector remained resilient backed by strong supply technical factors and fundamentals. The Trust continued to look to add risk in idiosyncratic opportunities with lower beta (market risk) to construct a balanced portfolio.

The Trust used Treasury futures during the period to hedge duration and yield curve exposure. The use of derivatives did not have a significant impact on the performance.

Describe portfolio positioning at period end.

As of June 30, 2022, the Trust’s portfolio had an effective duration of 1.7 years and approximately 34% leverage, with a nominal yield of 10.7%. The Trust maintained a diversified exposure within spread sectors, including emerging markets, high yield corporate bonds, and securitized assets. Private assets comprised approximately 5% of total portfolio assets. The Trust continued to seek opportunities to harvest the illiquidity premium by adding exposure to private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/22

Corporate Bonds	42.5%
Asset-Backed Securities	21.4
Non-Agency Mortgage-Backed Securities	15.2
Floating Rate Loan Interests	6.8
Preferred Securities	5.2
Foreign Agency Obligations	4.4
Short-Term Securities	3.3
Other*	1.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	06/30/22

AAA/Aaa(c)	1.5%
AA/Aa	0.1
A	2.9
BBB/Baa	16.9
BB/Ba	34.0
B	17.0
CCC/Caa	3.4
CC	1.4
C	2.5
N/R	20.3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AIMCO CLO 10 Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)	USD	1,844	$1,156,188
Ajax Mortgage Loan Trust(b)
Series 2018-A, Class B, 0.00%, 04/25/58		13	12,348
Series 2018-B, Class B, 1.00%, 02/26/57		31	21,454
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 6.44%, 01/15/30(a)(b)		1,000	916,546
Anchorage Capital CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 7.82%, 10/13/30(a)(b)		3,050	2,791,927
Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. LIBOR US + 5.70%), 6.76%, 04/20/31(a)(b)		1,000	836,441
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 5.29%, 10/15/28(a)(b)		500	495,743
ARES LI CLO Ltd., Series 2019-51A, Class ER, (3 mo. LIBOR US + 6.85%), 7.89%, 07/15/34(a)(b)		700	633,811
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 4.19%, 07/15/34(a)(b)		1,000	923,101
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 7.19%, 10/15/30(a)(b)		1,450	1,258,402
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(a)		2,300	816,445
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.75%), 6.81%, 04/20/31(a)(b)		1,500	1,282,051
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 3.69%, 01/17/28(a)(b)		250	242,951
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 4.26%, 04/20/32(a)(b)		250	221,875
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.50%, 07/20/32(a)(b)		2,200	1,949,318
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, (3 mo. LIBOR US + 5.35%), 6.41%, 04/20/31(a)(b)		2,000	1,739,465
Cedar Funding XIV CLO Ltd.(a)(b)
Series 2021-14A, Class D, (3 mo. LIBOR US + 3.25%), 4.29%, 07/15/33		1,000	927,964
Series 2021-14A, Class E, (3 mo. LIBOR US + 6.34%), 7.38%, 07/15/33		750	694,556
Series 2021-14A, Class SUB, 0.00%, 07/15/33		1,000	581,300
Deer Creek CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.35%), 7.41%, 10/20/30(a)(b)		1,000	874,735
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 7.86%, 04/20/34(a)(b)		250	235,813
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(b)	CAD	210	161,654
Generate CLO 2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 6.79%, 01/22/31(a)(b)	USD	500	435,196
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.99%, 10/15/30(a)(b)		550	520,024
Goldentree Loan Management U.S. CLO 2 Ltd., Series 2017-2A, Class E, (3 mo. LIBOR US + 4.70%), 5.76%, 11/28/30(a)(b)		1,500	1,268,125
GoldenTree Loan Opportunities IX Ltd., Series 2014- 9A, Class ER2, (3 mo. LIBOR US + 5.66%), 6.90%, 10/29/29(a)(b)		500	451,034
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 7.49%, 04/15/33(a)(b)		250	231,577

Security		Par (000)		Value

Asset-Backed Securities (continued)
Highbridge Loan Management Ltd., Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 6.19%, 07/18/31(a)(b)	USD	1,120		$955,742
JP Morgan Mortgage Acquisition Corp., Series 2006- FRE2, Class M2, (1 mo. LIBOR US + 0.54%), 2.16%, 02/25/36(a)		2,788		2,520,653
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		315		305,119
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 5.99%, 04/15/29(a)(b)		1,250		1,107,408
Series 2018-30X, Class E, 5.99%, 04/15/29		250		221,482
Mariner Finance Issuance Trust(b) Series 2019-AA, Class D, 5.44%, 07/20/32		2,500		2,382,030
Series 2020-AA, Class D, 5.75%, 08/21/34		250		230,499
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)		249		238,931
Oafit A Note Upsize, 1.00%, 09/28/23(c)	AUD	1,210		826,851
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 4.18%, 04/24/29	USD	600		582,358
Series 2019-16A, Class ER, (3 mo. LIBOR US + 6.35%), 7.34%, 04/10/33		250		216,964
Series 2019-17A, Class ER, (3 mo. LIBOR US + 6.50%), 7.56%, 07/20/32		1,000		877,126
Palmer Square CLO Ltd.(a)(b)
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 3.81%, 07/20/30		250		232,740
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.75%), 6.81%, 07/20/30		250		221,759
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 6.66%, 07/16/31		1,500		1,315,326
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 7.35%, 08/23/31(a)(b)		2,000		1,762,630
Rad CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 8.59%, 01/20/33(a)(b)		500		475,684
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.00%, 11/20/30(b)		700		667,365
Rockford Tower CLO Ltd.(a)(b)
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 7.29%, 10/15/29		1,150		1,012,023
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 3.71%, 10/20/30		970		903,921
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.75%), 6.81%, 10/20/30		250		224,516
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 8.18%, 04/30/32(a)(b)		250		225,094
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(b)(c)		—	(d)	260,650
Strata CLO I Ltd.(a)(b)
Series 2018-1A, Class E, (3 mo. LIBOR US + 7.08%), 8.12%, 01/15/31		500		479,223
Series 2018-1A, Class USUB, 0.00%, 01/15/2118		1,750		937,300
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 8.09%, 04/15/33(a)(b)		500		446,387
TICP CLO XII Ltd., Series 2018-12A, Class ER, (3 mo. LIBOR US + 6.25%), 7.29%, 07/15/34(a)(b)		725		638,458

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Trestles CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 6.93%, 07/25/31(a)(b)	USD	1,900	$1,680,904
Trestles CLO III Ltd., Series 2020-3A, Class SUB, 0.00%, 01/20/33(a)(b)		500	355,493
York CLO 1 Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 3.01%), 4.15%, 10/22/29(a)(b)		250	237,473

Total Asset-Backed Securities — 18.6% (Cost: $51,691,450)			44,222,153

		Shares

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 0.0%
Service Properties Trust		4,000	20,920

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(e)		3,435	131,561
Carlson Travel, Inc.		5,800	110,200

			241,761

Oil, Gas & Consumable Fuels — 0.3%
California Resources Corp.(f)		19,725	759,412

Total Common Stocks — 0.4% (Cost: $1,311,348)			1,022,093

		Par (000)

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 3.38%, 03/01/41	USD	178	133,485

Aerospace & Defense — 0.9%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)		291	281,688
Rolls-Royce PLC, 1.63%, 05/09/28(g)	EUR	100	77,901
TransDigm, Inc.
6.25%, 03/15/26(b)	USD	1,505	1,450,444
6.38%, 06/15/26		348	325,380

			2,135,413

Airlines — 2.9%
Air France-KLM, 3.88%, 07/01/26(g)	EUR	100	84,884
American Airlines, Inc.(c)
4.87%, 04/22/25	USD	178	175,713
3.93%, 12/15/25(a)		173	168,486
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)		6,437	5,558,876
Azul Investments LLP
5.88%, 10/26/24(g)		200	151,225
7.25%, 06/15/26(b)		220	152,804
Deutsche Lufthansa AG(g)
2.00%, 07/14/24	EUR	100	97,907
2.88%, 05/16/27		100	82,693
Gol Finance SA(b)
7.00%, 01/31/25	USD	500	310,719
8.00%, 06/30/26		200	133,000
International Consolidated Airlines Group SA, 2.75%, 03/25/25(g)	EUR	100	88,618

			7,004,925

Security		Par (000)	Value

Auto Components — 0.6%
Aptiv PLC, 3.10%, 12/01/51	USD	273	$176,067
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 05/15/26(b)		71	68,337
Dana, Inc., 5.63%, 06/15/28		352	302,995
Faurecia SE(g)
3.13%, 06/15/26	EUR	100	87,632
2.75%, 02/15/27		100	81,478
IHO Verwaltungs GmbH(g)(h)
(4.5% PIK), 3.75%, 09/15/26		113	98,169
(4.63% PIK), 3.88%, 05/15/27		100	81,487
ZF Finance GmbH(g)
3.00%, 09/21/25		100	91,846
2.00%, 05/06/27		300	241,951
3.75%, 09/21/28		300	246,661

			1,476,623

Automobiles — 0.5%
Constellation Automotive Financing PLC, 4.88%, 07/15/27(g)	GBP	100	95,558
Ford Motor Credit Co. LLC, 5.58%, 03/18/24	USD	612	608,940
General Motors Co., 5.95%, 04/01/49		295	273,941
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(g)	EUR	100	74,810
TML Holdings Pte. Ltd., 4.35%, 06/09/26(g)	USD	200	174,788

			1,228,037

Banks — 1.1%
Banco de Sabadell SA, 2.63%, 03/24/26(a)(g)	EUR	100	99,384
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(a)(b)	USD	155	131,101
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%(i)		200	182,100
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(g)(i)		250	241,250
BBK BSC, 5.50%, 07/09/24(g)		279	276,262
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(g)(i)	EUR	400	378,310
Freedom Mortgage Corp., 8.25%, 04/15/25(b)	USD	352	296,273
Grupo Aval Ltd., 4.38%, 02/04/30(b)		580	451,784
Intesa Sanpaolo SpA, (5 year EUR Swap + 6.09%), 5.88%(a)(g)(i)	EUR	250	203,868
NBK Tier 1 Ltd., 3.63%(a)(b)(i)	USD	341	305,898

			2,566,230

Beverages — 0.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36		145	138,914
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 06/01/50		245	220,249
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27(g)	GBP	190	165,908
Coca-Cola Co., 2.50%, 03/15/51	USD	23	16,657
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		1,092	1,042,860
OI European Group BV, 2.88%, 02/15/25(g)	EUR	260	246,741
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)	USD	446	421,341

			2,252,670

Biotechnology — 0.3%
Amgen, Inc.
3.00%, 01/15/52		390	276,545
2.77%, 09/01/53		23	15,518

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Biotechnology (continued)
Cidron Aida Finco SARL, 6.25%, 04/01/28(g)	GBP	200	$199,028
Gilead Sciences, Inc., 2.80%, 10/01/50	USD	403	281,229

			772,320

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26(g)	EUR	300	291,356
Standard Industries, Inc., 4.75%, 01/15/28(b)	USD	46	39,330

			330,686

Building Products — 0.3%
Home Depot, Inc.
2.38%, 03/15/51		23	15,554
2.75%, 09/15/51		335	243,444
3.63%, 04/15/52		107	91,781
Lowe’s Cos., Inc.
3.00%, 10/15/50		413	287,769
4.25%, 04/01/52		100	86,595
SRS Distribution, Inc., 4.63%, 07/01/28(b)		29	25,375

			750,518

Capital Markets — 0.3%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		200	166,125
Kane Bidco Ltd., 6.50%, 02/15/27(g)	GBP	100	106,295
Sherwood Financing PLC(g)
4.50%, 11/15/26	EUR	100	87,661
6.00%, 11/15/26	GBP	156	152,022
(3 mo. EURIBOR + 4.63%), 4.63%, 11/15/27(a)	EUR	100	94,839

			606,942

Chemicals — 1.7%
Alpek SAB de CV, 3.25%, 02/25/31(b)	USD	324	259,564
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(g)	EUR	100	94,577
Braskem Idesa SAPI 6.99%, 02/20/32(b)	USD	300	232,500
6.99%, 02/20/32(g)		229	177,475
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		297	297,334
Chemours Co., 4.00%, 05/15/26	EUR	100	92,744
Equate Petrochemical BV, 2.63%, 04/28/28(b)	USD	200	176,500
International Flavors & Fragrances, Inc., 3.47%, 12/01/50(b)		165	120,213
Lune Holdings SARL, 5.63%, 11/15/28(g)	EUR	100	84,142
LYB International Finance III LLC, 4.20%, 05/01/50	USD	195	158,442
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		1,407	1,337,350
OCI NV, 3.63%, 10/15/25(g)	EUR	90	92,094
Sasol Financing USA LLC
4.38%, 09/18/26	USD	200	174,296
6.50%, 09/27/28		200	181,662
5.50%, 03/18/31		315	240,817
SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, 11/01/26(g)	EUR	100	84,811
Sherwin-Williams Co., 2.90%, 03/15/52	USD	195	132,811
UPL Corp. Ltd., (5 year CMT + 3.87%), 5.25%(a)(g)(i)		200	153,038

			4,090,370

Commercial Services & Supplies — 1.0%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)		210	194,254
Avis Budget Finance PLC, 4.13%, 11/15/24(g)	EUR	100	99,707
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(g)		100	83,155
Loxam SAS, 3.75%, 07/15/26(g)		200	179,472

Security		Par (000)	Value

Commercial Services & Supplies (continued)
United Rentals North America, Inc., 4.88%, 01/15/28	USD	1,396	$1,319,890
Verisure Holding AB(g)
3.50%, 05/15/23	EUR	271	275,475
3.88%, 07/15/26		100	91,622
Verisure Midholding AB, 5.25%, 02/15/29(g)		150	119,479

			2,363,054

Construction & Engineering — 0.0%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(g)(i)		100	86,589

Construction Materials — 0.3%
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	816	775,943

Consumer Discretionary(g) — 0.2%
Carnival Corp., 10.13%, 02/01/26	EUR	110	113,862
Q-Park Holding I BV
1.50%, 03/01/25		100	90,802
(3 mo. EURIBOR + 2.00%), 2.00%, 03/01/26(a)		100	90,782
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		88	77,789

			373,235

Consumer Finance — 0.2%
Encore Capital Group, Inc., 4.88%, 10/15/25(g)		200	201,730
Moody’s Corp.
2.55%, 08/18/60	USD	6	3,739
3.10%, 11/29/61		17	11,657
Muthoot Finance Ltd., 6.13%, 10/31/22(b)		200	198,900
Visa, Inc., 2.00%, 08/15/50		23	15,254

			431,280

Containers & Packaging — 0.7%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		493	420,809
Klabin Austria GmbH, 3.20%, 01/12/31(b)		305	232,181
Suzano Austria GmbH
3.13%, 01/15/32		290	217,863
7.00%, 03/16/47(b)		773	736,186

			1,607,039

Diversified Consumer Services — 0.1%
Rekeep SpA, 7.25%, 02/01/26(g)	EUR	200	180,586

Diversified Financial Services — 2.1%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	428	401,250
Bank of America Corp.(a)
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51		325	280,104
(SOFR + 1.56%), 2.97%, 07/21/52		23	16,329
Garfunkelux Holdco 3 SA(g)
6.75%, 11/01/25	EUR	300	278,924
7.75%, 11/01/25	GBP	100	108,948
Goldman Sachs Group, Inc., 4.80%, 07/08/44	USD	195	184,243
Intercontinental Exchange, Inc., 3.00%, 09/15/60		23	15,497
Intrum AB, 4.88%, 08/15/25(g)	EUR	100	94,773
JPMorgan Chase & Co.(a)
(SOFR + 1.51%), 2.53%, 11/19/41	USD	23	16,455
(SOFR + 1.58%), 3.33%, 04/22/52		380	288,872
Lloyds Banking Group PLC, (5 year USD Swap + 4.76%), 7.50%(a)(i)		500	485,000
Morgan Stanley, (SOFR + 1.43%), 2.80%, 01/25/52(a)		23	15,968
Oceana Australian Trust, 10.00%, 08/31/23(c)	AUD	2,424	1,694,081

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)	USD	661	$428,948
ProGroup AG, 3.00%, 03/31/26(g)	EUR	100	92,014
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22(g)	USD	200	197,440
Sun Country Airlines Holdings, Inc., 7.00%, 12/15/23(c)		472	459,442

			5,058,288

Diversified Telecommunication Services — 1.4%
Level 3 Financing, Inc.(b)
4.25%, 07/01/28		963	771,604
3.63%, 01/15/29		865	666,960
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		375	172,500
SoftBank Group Corp.(g)
4.75%, 07/30/25	EUR	300	278,741
3.13%, 09/19/25		200	175,561
Telecom Italia Capital SA, 6.38%, 11/15/33	USD	1,239	956,756
Verizon Communications, Inc.
2.88%, 11/20/50		195	138,374
3.55%, 03/22/51		198	158,731
2.99%, 10/30/56		23	15,968

			3,335,195

Electric Utilities — 1.2%
Comision Federal de Electricidad, 4.88%, 01/15/24(g)		400	398,000
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		305	238,529
NPC Ukrenergo, 6.88%, 11/09/26(b)		235	56,400
Oryx Funding Ltd., 5.80%, 02/03/31(b)		200	188,850
Talen Energy Supply LLC(b)(e)(j)
7.25%, 05/15/27		1,243	1,223,920
6.63%, 01/15/28		675	653,583

			2,759,282

Electrical Equipment(g) — 0.0%
Pearl Holding II Ltd., (6.00% PIK), 6.00%(h)(i)		95	3,884
Pearl Holding III Ltd., 9.00%, 10/22/25		76	27,170

			31,054

Energy Equipment & Services — 0.6%
Petroleos Mexicanos
8.75%, 06/02/29(b)		406	363,192
6.70%, 02/16/32		381	288,607
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		827	787,813
Vallourec SA, 8.50%, 06/30/26(g)	EUR	42	40,647

			1,480,259

Environmental, Maintenance & Security Service — 0.1%
Republic Services, Inc., 3.05%, 03/01/50	USD	345	256,177

Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp., 3.10%, 06/15/50		218	150,701
Crown Castle International Corp., 2.90%, 04/01/41		195	140,548
Equinix, Inc.
3.00%, 07/15/50		11	7,531
2.95%, 09/15/51		195	131,573
LMIRT Capital Pte. Ltd., 7.25%, 06/19/24(g)		200	174,000
Mid-America Apartments LP, 2.88%, 09/15/51		28	19,418
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 4.88%, 05/15/29(b)		87	74,704
Service Properties Trust
4.50%, 06/15/23		865	804,126
7.50%, 09/15/25		69	63,221
Trust Fibra Uno, 5.25%, 01/30/26(b)		230	216,387

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
XHR LP(b)
6.38%, 08/15/25	USD	148	$142,725
4.88%, 06/01/29		27	23,162

			1,948,096

Food & Staples Retailing — 0.5%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(b)		360	321,595

Bellis Acquisition Co. PLC, 3.25%, 02/16/26(g)	GBP	200	188,681

General Mills, Inc., 3.00%, 02/01/51	USD	385	279,739

Market Bidco Finco PLC, 5.50%, 11/04/27(g)	GBP	100	92,515

Ocado Group PLC, 3.88%, 10/08/26(g)		100	97,624

Picard Groupe SAS, 3.88%, 07/01/26(g)	EUR	100	85,388

Walmart, Inc., 2.65%, 09/22/51	USD	23	17,291

			1,082,833

Food Products — 0.2%
Frigorifico Concepcion SA, 7.70%, 07/21/28(b)		200	157,850
Louis Dreyfus Co. Finance BV, 1.63%, 04/28/28(g)	EUR	200	178,684
Tereos Finance Groupe I SA, 7.50%, 10/30/25(g)		238	244,794

			581,328

Health Care Equipment & Supplies — 0.1%
Becton Dickinson & Co., 3.79%, 05/20/50	USD	195	160,897
Danaher Corp., 2.80%, 12/10/51.		23	16,569

			177,466

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)		55	51,387
Elevance Health, Inc., 3.13%, 05/15/50		195	147,199
HCA, Inc.
3.50%, 09/01/30		696	592,094
5.25%, 06/15/49		195	167,944
3.50%, 07/15/51		23	15,708
Medline Borrower LP, 3.88%, 04/01/29(b)		1,041	886,630
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25(g)	EUR	100	95,363
Select Medical Corp., 6.25%, 08/15/26(b)	USD	780	728,099
Tenet Healthcare Corp.(b)
4.63%, 09/01/24		901	864,960
4.88%, 01/01/26		1,488	1,368,960
4.63%, 06/15/28		49	42,668
4.25%, 06/01/29		1,124	946,644
4.38%, 01/15/30		111	93,909
UnitedHealth Group, Inc., 2.90%, 05/15/50		23	17,225
Universal Health Services, Inc., 2.65%, 10/15/30(b)		137	109,565

			6,128,355

Health Care Technology — 0.1%
CAB SELAS, 3.38%, 02/01/28(g)	EUR	149	125,075
Chrome Bidco SASU, 3.50%, 05/31/28(g)		100	85,755
Roche Holdings, Inc., 2.61%, 12/13/51(b)	USD	23	16,700

			227,530

Hotels, Restaurants & Leisure — 4.3%
Affinity Gaming, 6.88%, 12/15/27(b)		360	302,414
Boyd Gaming Corp., 4.75%, 12/01/27		797	721,285
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		486	468,373
8.13%, 07/01/27		314	303,402
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		144	137,709
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)		220	213,400

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Cirsa Finance International SARL, 4.75%, 05/22/25(g)	EUR	100	$92,356
CPUK Finance Ltd., 6.50%, 08/28/26(g)	GBP	100	114,461
Dave & Buster’s, Inc., 7.63%, 11/01/25(b)	USD	35	34,562
Fortune Star BVI Ltd., 6.85%, 07/02/24(g)		200	142,000
Full House Resorts, Inc., 8.25%, 02/15/28(b)		29	23,179
Golden Entertainment, Inc., 7.63%, 04/15/26(b)		274	271,260
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(b)		361	292,410
International Game Technology PLC, 6.50%, 02/15/25(b)		1,150	1,144,250
IRB Holding Corp., 7.00%, 06/15/25(b)		151	147,806
Marriott International, Inc.
Series FF, 4.63%, 06/15/30		106	101,621
Series GG, 3.50%, 10/15/32		508	438,188
Marriott Ownership Resorts, Inc.(b)
6.13%, 09/15/25		278	275,110
4.50%, 06/15/29		370	307,721
Melco Resorts Finance Ltd., 5.25%, 04/26/26(g)		300	210,000
MGM China Holdings Ltd., 5.88%, 05/15/26(g)		300	227,775
MGM Resorts International
4.63%, 09/01/26		355	315,120
5.50%, 04/15/27		348	312,335
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		218	177,670
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		746	783,002
Scientific Games International, Inc., 7.00%, 05/15/28(b)		464	435,431
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(b)		669	692,415
Stonegate Pub Co. Financing PLC(g)
8.00%, 07/13/25	GBP	100	111,383
8.25%, 07/31/25		200	222,339
Studio City Finance Ltd., 5.00%, 01/15/29(b)	USD	200	99,725
Travel & Leisure Co., 6.63%, 07/31/26(b)		189	179,197
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25(b)		349	319,335
Wynn Macau Ltd., 5.50%, 01/15/26(g)		400	276,500
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)		482	379,623

			10,273,357

Household Durables — 3.8%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
6.63%, 01/15/28		495	420,750
4.63%, 08/01/29		66	49,500
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(b)
6.25%, 09/15/27		541	448,459
5.00%, 06/15/29		27	20,414
Century Communities, Inc., 6.75%, 06/01/27		110	105,513
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		773	784,982
Forestar Group, Inc.(b)
3.85%, 05/15/26		560	460,196
5.00%, 03/01/28		669	546,391
M/I Homes, Inc., 4.95%, 02/01/28		510	433,523
Nobel Bidco BV, 3.13%, 06/15/28(g)	EUR	100	70,213
PulteGroup, Inc., 7.88%, 06/15/32	USD	1,138	1,281,717
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		647	596,346
5.75%, 01/15/28		2,269	2,035,886

Security		Par (000)	Value

Household Durables (continued)
Tri Pointe Homes, Inc.
5.25%, 06/01/27	USD	505	$441,442
5.70%, 06/15/28		38	32,793
William Lyon Homes, Inc., 6.63%, 07/15/27(b)		1,298	1,243,354

			8,971,479

Independent Power and Renewable Electricity Producers — 1.7%
Azure Power Energy Ltd., 3.58%, 08/19/26(b)		193	158,529
Calpine Corp.(b)
4.50%, 02/15/28		1,523	1,382,697
5.13%, 03/15/28		722	635,576
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27(b)		222	173,087
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(g)		300	264,750
India Cleantech Energy, 4.70%, 08/10/26(b)		244	193,483
India Green Energy Holdings, 5.38%, 04/29/24(b)		300	280,500
Investment Energy Resources Ltd., 6.25%, 04/26/29(b)		220	186,560
SCC Power PLC(b)(h)
(4% PIK), 4.00%, 05/17/32		728	86,473
(8.00% Cash or 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		1,344	581,022

			3,942,677

Insurance — 0.5%
American International Group, Inc., 4.38%, 06/30/50		250	221,686
Galaxy Bidco Ltd., 6.50%, 07/31/26(g)	GBP	220	245,043
Prudential PLC, (5 year CMT + 1.52%), 2.95%, 11/03/33(a)(g)	USD	750	629,437

			1,096,166

Interactive Media & Services — 0.2%
Adevinta ASA, 3.00%, 11/15/27(g)	EUR	331	289,638
Alphabet, Inc., 2.25%, 08/15/60	USD	12	7,797
United Group BV, 4.88%, 07/01/24(g)	EUR	130	123,701

			421,136

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
3.10%, 05/12/51	USD	355	279,550
2.70%, 06/03/60		23	15,579
Very Group Funding PLC, 6.50%, 08/01/26(g)	GBP	100	92,310

			387,439

IT Services — 0.4%
CA Magnum Holdings, 5.38%, 10/31/26(g)	USD	200	173,000
Centurion Bidco SpA, 5.88%, 09/30/26(g)	EUR	200	183,528
Fidelity National Information Services, Inc., 4.50%, 08/15/46	USD	165	145,430
International Business Machines Corp., 2.95%, 05/15/50		218	157,840
La Financiere Atalian SASU, 6.63%, 05/15/25(g)	GBP	200	184,387

			844,185

Machinery — 0.2%
TK Elevator Midco GmbH(g)
4.38%, 07/15/27	EUR	115	103,822
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(a)		173	170,309
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)	USD	274	244,289

			518,420

Media — 1.8%
Altice Financing SA(g)
2.25%, 01/15/25	EUR	180	165,071
4.25%, 08/15/29		100	78,858

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23(g)	GBP	133	$154,197
Charter Communications Operating LLC/Charter Communications Operating Capital
3.90%, 06/01/52	USD	200	138,843
3.85%, 04/01/61		23	15,126
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/27(b)		738	623,116
Comcast Corp.
2.89%, 11/01/51		235	167,877
2.45%, 08/15/52		23	15,265
CSC Holdings LLC, 5.38%, 02/01/28(b)		360	311,400
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)		200	175,000
Lorca Telecom Bondco SA, 4.00%, 09/18/27(g)	EUR	150	131,210
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(g)(i)	USD	200	185,100
Nexstar Media, Inc., 5.63%, 07/15/27(b)		733	668,862
Sable International Finance Ltd., 5.75%, 09/07/27(g)		260	238,316
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(g)(i)	EUR	100	101,222
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27	USD	70	64,926
5.50%, 07/01/29		66	60,143
Summer BC Holdco B SARL, 5.75%, 10/31/26(g)	EUR	331	302,176
TEGNA, Inc., 4.63%, 03/15/28	USD	301	281,435
Tele Columbus AG, 3.88%, 05/02/25(g)	EUR	100	87,787
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)	USD	290	196,475
Walt Disney Co., 2.75%, 09/01/49		23	16,417

			4,178,822

Metals & Mining — 1.7%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	167,250
Commercial Metals Co.
4.13%, 01/15/30		1,356	1,141,756
3.88%, 02/15/31		381	304,731
JSW Steel Ltd., 5.38%, 04/04/25(g)		200	183,750
Metinvest BV(g)
8.50%, 04/23/26		296	152,692
7.65%, 10/01/27		400	207,450
Mongolian Mining Corp./Energy Resources LLC, 9.25%, 04/15/24(g)		200	134,600
Nexa Resources SA, 5.38%, 05/04/27(b)		925	854,642
Periama Holdings LLC, 5.95%, 04/19/26(g)		200	178,000
thyssenkrupp AG, 1.88%, 03/06/23(g)	EUR	127	129,670
Vedanta Resources Finance II PLC
13.88%, 01/21/24(g)	USD	470	418,300
8.95%, 03/11/25(b)		320	252,800

			4,125,641

Oil, Gas & Consumable Fuels — 4.8%
BP Capital Markets PLC, (5 year EUR Swap + 4.12%), 3.63%(a)(g)(i)	EUR	300	261,856
Buckeye Partners LP, 4.13%, 03/01/25(b)	USD	195	180,537
California Resources Corp., 7.13%, 02/01/26(b)		336	328,551
Centennial Resource Production LLC(b)
5.38%, 01/15/26		1,841	1,660,691
6.88%, 04/01/27		127	120,604
Cheniere Energy Partners LP
4.50%, 10/01/29		335	299,054
3.25%, 01/31/32(b)		38	29,925
Cheniere Energy, Inc., 4.63%, 10/15/28		75	67,543
Chesapeake Energy Corp.(b)
5.50%, 02/01/26		110	104,751

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.(b) (continued) 5.88%, 02/01/29	USD	40	$37,720
Citgo Holding, Inc., 9.25%, 08/01/24(b)		306	296,055
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		54	50,760
Ecopetrol SA, 4.63%, 11/02/31		299	225,745
EG Global Finance PLC(g)
4.38%, 02/07/25	EUR	144	134,305
6.25%, 10/30/25		100	93,915
Geopark Ltd., 5.50%, 01/17/27(b)	USD	205	170,483
Hammerhead Resources, Inc., Series AI, (12.00% PIK), 12.00%, 07/10/22(c)(h)		853	853,362
Hilong Holding Ltd., 9.75%, 11/18/24(g)		200	108,663
HTA Group Ltd., 7.00%, 12/18/25(b)		415	346,084
IHS Holding Ltd., 6.25%, 11/29/28(b)		305	243,237
Kinetik Holdings LP, 5.88%, 06/15/30		47	44,773
Leviathan Bonds Ltd., 5.75%, 06/30/23(b)(g)		124	122,030
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(b)		315	252,000
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26(g)		200	181,500
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25(g)		200	185,413
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		200	192,000
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,032	1,123,060
Oil & Gas Holding Co., 7.63%, 11/07/24(g)		263	270,528
OQ SAOC, 5.13%, 05/06/28(b)		286	269,340
Petroleos Mexicanos
6.50%, 03/13/27		734	633,625
5.95%, 01/28/31		514	375,014
6.38%, 01/23/45		288	173,160
Puma International Financing SA, 5.13%, 10/06/24(b)		442	400,010
Rubis Terminal Infra SAS, 5.63%, 05/15/25(g)	EUR	150	151,697
SM Energy Co., 6.75%, 09/15/26	USD	341	321,687
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		27	25,741
4.50%, 05/15/29		67	55,227
4.50%, 04/30/30(b)		427	344,753
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		147	135,625
UGI International LLC, 2.50%, 12/01/29(g)	EUR	100	78,588
Vivo Energy Investments BV, 5.13%, 09/24/27(b)	USD	400	377,000

			11,326,612

Personal Products — 0.2%
Coty, Inc.
3.88%, 04/15/26(g)	EUR	100	92,419
6.50%, 04/15/26(b)	USD	98	90,350
GSK Consumer Healthcare Capital U.S. LLC, 4.00%, 03/24/52(b)		315	269,707

			452,476

Pharmaceuticals — 0.8%
AbbVie, Inc., 4.88%, 11/14/48		300	287,484
AstraZeneca PLC
2.13%, 08/06/50		23	15,357
3.00%, 05/28/51		320	253,910
Bausch Health Cos., Inc., 4.88%, 06/01/28(b)		46	35,997
Bristol-Myers Squibb Co., 2.55%, 11/13/50		23	16,272
Cheplapharm Arzneimittel GmbH(g)
3.50%, 02/11/27	EUR	100	89,128
4.38%, 01/15/28		331	294,723
Cigna Corp., 3.40%, 03/15/51	USD	195	149,992
CVS Health Corp., 5.05%, 03/25/48		195	186,663

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Pharmaceuticals (continued)
Eli Lilly & Co., 2.25%, 05/15/50	USD	23		$16,256
Johnson & Johnson, 2.25%, 09/01/50		23		16,059
Merck & Co., Inc.
2.45%, 06/24/50		23		16,152
2.75%, 12/10/51		103		76,063
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(g)	EUR	172		159,250
Rossini SARL(g)
6.75%, 10/30/25		100		100,612
(3 mo. EURIBOR + 3.88%), 3.88%, 10/30/25(a)		100		97,394
Teva Pharmaceutical Finance Netherlands II BV
3.75%, 05/09/27		100		88,604
4.38%, 05/09/30		100		83,299

				1,983,215

Producer Durables: Miscellaneous — 0.1%
Salesforce, Inc., 2.90%, 07/15/51	USD	363		274,503

Real Estate Management & Development — 2.0%
Adler Group SA(g)
3.25%, 08/05/25	EUR	300		169,403
2.75%, 11/13/26		100		52,502
Agile Group Holdings Ltd., 5.75%, 01/02/25(g)	USD	300		102,000
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)		510		462,124
China Aoyuan Group Ltd., 7.95%, 02/19/23(e)(g)(j)		400		36,700
China Evergrande Group(e)(g)(j)
9.50%, 04/11/22		200		16,913
11.50%, 01/22/23		200		16,538
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25(g)		200		118,000
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(g)	EUR	100		86,519
DIC Asset AG, 2.25%, 09/22/26(g)		100		69,689
Fantasia Holdings Group Co. Ltd.(e)(g)(j)
11.75%, 04/17/22	USD	400		33,000
9.25%, 07/28/23		200		16,500
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		750		629,062
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(a)(g)(i)	EUR	100		53,169
Howard Hughes Corp., 5.38%, 08/01/28(b)	USD	981		821,587
JGC Ventures Pte. Ltd.(h)
(3.00% PIK), 3.00%, 06/30/25(e)(g)(j)		239		113,063
(3.00% PIK), 3.00%, 06/30/25		4		1,630
(3.00% PIK), 3.00%, 06/30/25		—	(d)	119
Jingrui Holdings Ltd., 12.00%, 07/25/22(g)		200		30,859
Kaisa Group Holdings Ltd.(e)(g)(j)
11.95%, 10/22/22		200		27,162
11.95%, 11/12/23		200		26,500
KWG Group Holdings Ltd., 7.40%, 03/05/24(g)		200		41,000
MAF Global Securities Ltd., (5 year CMT + 3.54%), 6.38%(a)(g)(i)		205		197,351
MAF Sukuk Ltd.(g)
4.64%, 05/14/29		250		250,125
3.93%, 02/28/30		243		232,414
Modern Land China Co. Ltd.(c)(e)(g)(j)
11.50%, 11/13/22		240		38,400
9.80%, 04/11/23		200		32,000
Powerlong Real Estate Holdings Ltd., 5.95%, 04/30/25(g)		220		35,200
Redsun Properties Group Ltd., 10.50%, 10/03/22(g)		200		48,000

Security		Par (000)	Value

Real Estate Management & Development (continued)
Ronshine China Holdings Ltd.(g)
7.35%, 12/15/23	USD	200	$25,000
7.10%, 01/25/25		200	20,000
Shimao Group Holdings Ltd., 3.45%, 01/11/31(g)		200	21,000
Shui On Development Holding Ltd., 6.15%, 08/24/24(g)		240	198,000
Sinic Holdings Group Co. Ltd., 10.50%, 12/18/22(c)(e)(j)		200	4,000
Sunac China Holdings Ltd., 6.65%, 08/03/24(e)(g)(j)		300	42,000
Theta Capital Pte. Ltd., 8.13%, 01/22/25(g)		200	172,000
Times China Holdings Ltd., 6.20%, 03/22/26(g)		400	56,000
Wanda Group Overseas Ltd., 7.50%, 07/24/22(g)		200	194,000
Yango Justice International Ltd.(e)(j)
10.25%, 09/15/22		250	16,531
7.88%, 09/04/24(g)		200	12,000
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24(g)		200	169,000
Yuzhou Group Holdings Co. Ltd.(e)(g)(j)
7.70%, 02/20/25		200	13,000
7.38%, 01/13/26		400	26,000

			4,726,060

Road & Rail — 0.4%
Canadian Pacific Railway Co., 3.10%, 12/02/51		340	250,435
CMA CGM SA, 7.50%, 01/15/26(g)	EUR	236	252,713
CSX Corp., 2.50%, 05/15/51	USD	23	15,474
Getlink SE, 3.50%, 10/30/25(g)	EUR	175	174,848
Norfolk Southern Corp., 2.90%, 08/25/51	USD	340	243,465

			936,935

Semiconductors & Semiconductor Equipment — 0.2%
ams-OSRAM AG, Series AMS, 0.00%, 03/05/25(g)(k)	EUR	200	163,225
Analog Devices, Inc., 2.95%, 10/01/51	USD	104	79,350
Broadcom, Inc., 3.75%, 02/15/51(b)		390	288,938
Intel Corp., 3.10%, 02/15/60		4	2,856
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, 11/30/51		23	15,926

			550,295

Software — 0.5%
Boxer Parent Co., Inc., 6.50%, 10/02/25(g)	EUR	100	98,130
Microsoft Corp.
2.92%, 03/17/52	USD	310	244,532
2.68%, 06/01/60		23	16,490
Oracle Corp.
3.60%, 04/01/50		673	467,505
3.95%, 03/25/51		48	35,256
Playtika Holding Corp., 4.25%, 03/15/29(b)		436	359,700

			1,221,613

Specialty Retail — 0.1%
Goldstory SASU, 5.38%, 03/01/26(g)	EUR	254	224,056

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
2.40%, 08/20/50	USD	23	16,141
2.65%, 02/08/51		195	143,718
Dell International LLC/EMC Corp.
8.35%, 07/15/46		49	61,021
3.45%, 12/15/51(b)		23	15,562

			236,442

Thrifts & Mortgage Finance — 0.5%
doValue SpA, 3.38%, 07/31/26(g)	EUR	259	233,845
Jerrold Finco PLC(g) 4.88%, 01/15/26	GBP	100	106,879

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Thrifts & Mortgage Finance (continued)
Jerrold Finco PLC(g) (continued) 5.25%, 01/15/27	GBP	100	$107,336
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)	USD	24	20,819
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.(b)
3.63%, 03/01/29		541	425,399
3.88%, 03/01/31		122	91,413
United Wholesale Mortgage LLC, 5.75%, 06/15/27(b)		374	299,858

			1,285,549

Transportation Infrastructure — 0.5%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)		310	243,989
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		347	312,951
Delhi International Airport Ltd., 6.13%, 10/31/26(g)		200	180,100
DP World Salaam, (5 year CMT + 5.75%), 6.00%(a)(g)(i)		200	200,562
FedEx Corp., 4.05%, 02/15/48		195	163,194
Mexico City Airport Trust, 5.50%, 07/31/47(g)		300	204,150

			1,304,946

Utilities — 1.3%
Electricite de France SA, (12 year EUR Swap + 3.04%), 5.00%(a)(g)(i)	EUR	100	91,937
FEL Energy VI SARL, 5.75%, 12/01/40	USD	283	205,355
Genneia SA, 8.75%, 09/02/27(b)		197	184,782
Inkia Energy Ltd., 5.88%, 11/09/27(b)		278	252,772
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(g)		325	261,483
Orano SA, 2.75%, 03/08/28(g)	EUR	100	88,421
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)	USD	280	237,265
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(g)		164	154,081
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(g)		293	332,676
Veolia Environnement SA, (5 year EUR Swap + 2.84%), 2.50%(a)(g)(i)	EUR	700	553,911
Vistra Operations Co. LLC, 5.00%, 07/31/27(b)	USD	792	720,015

			3,082,698

Wireless Telecommunication Services — 2.1%
Altice France SA(g)
2.50%, 01/15/25	EUR	141	128,826
2.13%, 02/15/25		148	133,774
5.88%, 02/01/27		100	90,805
4.25%, 10/15/29		200	155,989
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31	USD	350	301,850
Kenbourne Invest SA, 6.88%, 11/26/24(b)		400	363,825
Millicom International Cellular SA, 4.50%, 04/27/31(b)		380	281,200
T-Mobile USA, Inc., 3.30%, 02/15/51		390	283,992
VICI Properties LP/VICI Note Co., Inc.(b)
5.63%, 05/01/24		1,895	1,871,313
4.63%, 06/15/25		123	117,004
4.63%, 12/01/29		422	377,249
Vmed O2 U.K. Financing I PLC(g)
3.25%, 01/31/31	EUR	133	107,057

Security		Par (000)		Value

Wireless Telecommunication Services (continued)
Vmed O2 U.K. Financing I PLC(g) (continued)
4.50%, 07/15/31	GBP	300		$287,587
VTR Comunicaciones SpA
5.13%, 01/15/28(b)	USD	378		280,145
5.13%, 01/15/28(g)		244		180,835

				4,961,451

Total Corporate Bonds — 50.3% (Cost: $144,593,877)				119,557,981

Floating Rate Loan Interests(a)

Air Freight & Logistics — 0.0%
Kestrel Bidco, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.03%, 12/11/26		1	(d)	415

Airlines — 0.3%
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.44%, 02/05/24		720		694,626

Building Materials — 0.7%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%,), 4.57%, 04/12/28		1,940		1,600,413
MI Windows & Doors LLC, 2022 Term Loan, (SOFR + 3.50%), 5.13%, 12/18/27		65		60,998

				1,661,411

Building Products — 0.0%
Advanced Drainage Systems, Inc., Term Loan B, (SOFR + 2.25%), 3.40%, 07/31/26		—	(d)	174

Chemicals — 0.1%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		267		237,742

Commercial Services & Supplies — 0.4%
Interface Security Systems LLC, Term Loan, (1.00% PIK), 1.00%, 08/07/23(c)(h)		1,043		1,008,878

Diversified Consumer Services — 0.4%
Spectacle Gary Holdings LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.92%, 11/19/28		879		852,387

Diversified Financial Services — 6.0%
Colorado Plaza, Term Loan, (1 mo. LIBOR + 2.90%), 7.27%, 05/15/24(c)		4,118		3,747,059
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 5.25%, 02/17/23(c)		112		12,320
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		102		83,736
Luxembourg Life Fund, 2021 Term Loan, (3 mo. LIBOR + 9.25%), 11.50%, 04/01/23(c)		7,080		7,044,600
Oafit A Note Upsize, (1 mo. LIBOR + 5.50%), 8.00%, 01/21/24(c)	AUD	4,300		2,934,833
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27	USD	430		394,579

				14,217,127

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 0.0%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, (Defaulted), 0.00%, 01/01/59(c)(e)(j)(l)	USD	17,000	$22,664

Health Care Providers & Services — 0.1%
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/06/25		240	229,459

Hotels, Restaurants & Leisure — 0.6%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 02/02/26		401	356,397
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 07/20/25		336	323,162
ECL Entertainment LLC, Term Loan, (3 mo. LIBOR + 7.50%, 0.75% Floor), 9.75%, 05/01/28		269	262,381
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		589	541,973
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 4.50%, 07/21/26		3	2,291

			1,486,204

Industrial Conglomerates — 0.6%
Robertshaw U.S. Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.19%, 02/28/25		1,721	1,397,627

Media — 0.7%
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26		830	761,571
Diamond Sports Group LLC, Term Loan, (PRIME + 2.25%), 7.00%, 08/24/26		1,488	342,265
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.17%, 05/29/26		571	544,962

			1,648,798

Oil, Gas & Consumable Fuels — 0.0%
Citgo Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.67%, 08/01/23		115	112,976

Pharmaceuticals — 0.3%
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 11/15/27		754	711,245

Thrifts & Mortgage Finance — 1.3%
Caliber Home Loans, Inc., 2018 Revolver, 4.06%, 07/24/25(c)		3,000	2,992,500

Trading Companies & Distributors — 0.2%
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28(c)		66	57,227
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.92%, 02/28/28		354	337,375

			394,602

Security		Par (000)	Value

Utilities — 0.1%
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 6.39%, 08/07/23(c)	USD	309	$309,838

Total Floating Rate Loan Interests — 11.8% (Cost: $37,240,444)			27,978,673

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond, 2.50%, 07/09/41(m)		591	152,232

Bahrain — 0.2%
Bahrain Government International Bond(g)
7.00%, 01/26/26		295	303,352
5.45%, 09/16/32		314	263,525

			566,877

Chile — 0.1%
Chile Government International Bond
4.34%, 03/07/42		213	190,102
4.00%, 01/31/52		200	165,700

			355,802

Colombia — 0.4%
Colombia Government International Bond
3.88%, 04/25/27		573	505,601
3.13%, 04/15/31		400	296,700
4.13%, 05/15/51		350	210,175

			1,012,476

Dominican Republic — 0.4%
Dominican Republic International Bond
5.95%, 01/25/27(g)		379	361,897
5.50%, 02/22/29(b)		240	208,545
4.50%, 01/30/30(b)		150	119,700
4.88%, 09/23/32(b)		150	115,294
6.40%, 06/05/49(g)		368	273,654

			1,079,090

Egypt — 0.2%
Egypt Government International Bond(b)
5.75%, 05/29/24		265	236,512
8.50%, 01/31/47		200	117,500
7.50%, 02/16/61		200	110,500

			464,512

Guatemala — 0.3%
Guatemala Government Bond
4.50%, 05/03/26(g)		201	193,123
3.70%, 10/07/33(g)		361	277,587
4.65%, 10/07/41(b)		219	159,637

			630,347

Hungary — 0.1%
Hungary Government International Bond, 5.25%, 06/16/29(b)		310	308,871

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia — 0.2%
Indonesia Government International Bond, 5.35%, 02/11/49	USD	315	$308,341
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(b)		215	213,387

			521,728

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28(g)		399	352,691

Mexico — 0.1%
Mexico Government International Bond, 4.35%, 01/15/47		230	175,418

Mongolia — 0.1%
Mongolia Government International Bond, 5.13%, 04/07/26(g)		200	178,022

Morocco — 0.2%
Morocco Government International Bond, 3.00%, 12/15/32(b)		583	413,930

Nigeria — 0.2%
Nigeria Government International Bond
8.38%, 03/24/29(b)		200	151,500
7.88%, 02/16/32(g)		343	237,527

			389,027

Oman — 0.4%
Oman Government International Bond(g)
6.50%, 03/08/47		457	383,309
6.75%, 01/17/48		400	344,000
7.00%, 01/25/51		329	289,520

			1,016,829

Panama — 0.1%
Panama Government International Bond
3.88%, 03/17/28		200	190,913
4.50%, 04/16/50		210	171,583

			362,496

Paraguay — 0.4%
Paraguay Government International Bond(g)
4.70%, 03/27/27		518	496,891
5.60%, 03/13/48		321	252,346
5.40%, 03/30/50		200	154,663

			903,900

Peru — 0.1%
Peruvian Government International Bond, 3.30%, 03/11/41		240	180,720

Romania — 0.4%
Romanian Government International Bond
5.25%, 11/25/27(b)		406	386,715
3.00%, 02/14/31(b)		192	147,696
3.63%, 03/27/32(b)		278	217,066
4.00%, 02/14/51(g)		230	149,471

			900,948

Saudi Arabia — 0.1%
Saudi Government International Bond, 3.75%, 01/21/55(g)		230	188,313

Security		Par (000)	Value

South Africa — 0.5%
Republic of South Africa Government Bond, 8.50%, 01/31/37	ZAR	10,500	$509,808
Republic of South Africa Government International Bond
4.85%, 09/30/29	USD	340	290,233
5.88%, 04/20/32		440	371,800

			1,171,841

Sri Lanka — 0.1%
Sri Lanka Government International Bond(g)
5.75%, 04/18/23		263	81,744
6.85%, 03/14/24(e)(j)		200	56,022
6.35%, 06/28/24(e)(j)		400	112,044

			249,810

Ukraine — 0.1%
Ukraine Government International Bond(g)
8.99%, 02/01/24		447	111,750
7.75%, 09/01/25		369	91,328

			203,078

Total Foreign Agency Obligations — 4.9% (Cost: $14,898,760)			11,778,958

		Shares

Investment Companies

Fixed Income Funds — 0.7%
iShares iBoxx $ High Yield Corporate Bond ETF(f)		22,500	1,656,225

Total Investment Companies — 0.7% (Cost: $1,787,579)			1,656,225

		Par (000)

Municipal Bonds

Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43	USD	53	26,351
0.00%, 11/01/51		550	236,500
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		218	66,600

			329,451

Total Municipal Bonds — 0.1% (Cost: $347,581)			329,451

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(a) — 2.5%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 5.35%, 12/26/37(b)		1,037	1,002,310
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(b)		2,118	2,024,404
Connecticut Avenue Securities Trust(b)
Series 2021-R01, Class 1B2, (30 day SOFR + 6.00%), 6.93%, 10/25/41		457	379,760

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(b) (continued)
Series 2022-R01, Class 1B2, (30 day SOFR + 6.00%), 6.93%, 12/25/41	USD	423	$344,104
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 3.56%, 05/25/57		4,364	2,159,196

			5,909,774

Commercial Mortgage-Backed Securities — 12.5%
Ashford Hospitality Trust, Series 2018-ASHF, Class E, (1 mo. LIBOR US + 3.10%), 4.42%, 04/15/35(a)(b)		315	286,519
Benchmark Mortgage Trust(a)(b)
Series 2018-B2, Class D, 2.83%, 02/15/51		3,000	2,249,464
Series 2018-B3, Class D, 3.19%, 04/10/51		2,500	1,963,171
Series 2019-B9, Class XD, 2.17%, 03/15/52		11,550	1,220,651
BX Trust, Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 5.22%, 01/15/34(a)(b)		205	189,799
CFK Trust, Series 2019-FAX, Class E, 4.79%, 01/15/39(a)(b)		2,000	1,732,585
Citigroup Commercial Mortgage Trust, Series 2019- PRM, Class F, 4.89%, 05/10/36(a)(b)		2,000	2,005,275
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 4.82%, 11/15/37(a)(b)		266	252,112
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Class E, (1 mo. LIBOR US + 3.50%), 4.83%, 11/15/38		250	235,668
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 7.48%, 10/15/37		700	664,381
Series 2020-NET, Class E, 3.83%, 08/15/37		1,500	1,349,121
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(a)(b)		999	736,208
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(b)		575	523,547
ELP Commercial Mortgage Trust, Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 4.94%, 11/15/38(a)(b)		300	274,713
GS Mortgage Securities Corp. Trust, Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 4.76%, 11/15/36(a)(b)		310	289,497
GS Mortgage Securities Trust, Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(b)		982	970,552
HONO Mortgage Trust(a)(b)
Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 4.67%, 10/15/36		200	188,896
Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 5.72%, 10/15/36		110	103,530
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class F, (30 day SOFR + 3.54%), 4.82%, 04/15/37(a)(b)		250	229,988
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.26%, 12/15/48(a)(b)		857	751,722
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(a)(b)		11,427	780,893
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 4.74%, 03/10/49(a)(b)		476	448,912
MED Trust, Class G, (1 mo. LIBOR US + 5.25%), 6.58%, 11/15/38(a)(b)		300	270,093
MF1 Trust, Series 2021-W10, Class G, (30 day SOFR + 4.22%), 5.50%, 12/15/34(a)(b)(c)		310	285,200
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		250	193,024

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust(b)
Series 2017-H1, Class D, 2.55%, 06/15/50	USD	895	$688,086
Series 2018-H3, Class D, 3.00%, 07/15/51		1,000	773,039
Series 2018-MP, Class E, 4.42%, 07/11/40(a)		826	644,785
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 3.87%, 07/15/35(a)		1,800	1,691,506
Series 2019-H7, Class D, 3.00%, 07/15/52		1,250	925,258
MTN Commercial Mortgage Trust, Class F, (30 day SOFR + 5.29%), 6.56%, 03/15/39(a)(b)		275	259,727
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 4.07%, 01/15/36(a)(b)		100	95,132
SREIT Trust, Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 5.24%, 11/15/36(a)(b)		250	233,285
STWD Mortgage Trust, Series 2021-LIH, Class G, (1 mo. LIBOR US + 4.20%), 5.52%, 11/15/36(a)(b)		250	230,167
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.19%, 08/10/49(a)(b)		600	597,487
Velocity Commercial Capital Loan Trust(b)
Series 2018-1, Class M5, 6.26%, 04/25/48		200	187,770
Series 2018-1, Class M6, 7.26%, 04/25/48		280	249,760
Wells Fargo Commercial Mortgage Trust(b)
Series 2017-C41, Class D, 2.60%, 11/15/50(a)		967	742,743
Series 2018-C44, Class D, 3.00%, 05/15/51		3,000	2,235,472
Series 2018-C45, Class D, 3.00%, 06/15/51		2,100	1,539,412
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 4.06%, 02/15/37(a)		400	372,904

			29,662,054

Total Non-Agency Mortgage-Backed Securities — 15.0% (Cost: $38,043,262)			35,571,828

Preferred Securities

Capital Trusts — 7.0%(a)

Automobiles(g)(i) — 0.2%
Volkswagen International Finance NV
4.38%	EUR	100	84,083
3.88%		400	347,092

			431,175

Banks(i) — 2.4%
ABN AMRO Bank NV, 4.75%(g)		800	714,618
AIB Group PLC(g)
5.25%		200	190,465
6.25%		400	389,787
Banco Bilbao Vizcaya Argentaria SA, 6.00%(g)		200	196,491
Banco Mercantil del Norte SA(b)
5.88%	USD	350	291,878
6.75%		770	722,837
BAWAG Group AG, 5.00%(g)	EUR	200	182,310
CaixaBank SA(g)
6.00%		200	209,523
6.38%		600	622,482
6.75%		200	201,730
Credit Agricole SA, 4.75%(b)	USD	1,055	819,911
ING Groep NV, 3.88%		400	289,686
Intesa Sanpaolo SpA, 7.75%(g)	EUR	300	297,880
Kasikornbank PCL, 5.28%(g)	USD	290	265,767
Rizal Commercial Banking Corp., 6.50%(g)		200	191,162
TMBThanachart Bank PCL, 4.90%(g)		200	182,413

			5,768,940

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals(g)(i) — 0.3%
Lenzing AG, 5.75%	EUR	300	$299,615
Solvay SA, 2.50%.		600	538,384

			837,999

Diversified Financial Services(i) — 1.6%
Banco Santander SA(g)
3.63%		800	580,816
4.38%		200	176,255
Barclays PLC
8.00%	USD	850	835,125
6.13%		273	253,474
8.88%(g)	GBP	375	452,724
NatWest Group PLC, 8.00%	USD	400	395,700
UBS Group AG, 4.88%(b)		525	439,141
UniCredit SpA(g)
6.63%	EUR	200	198,534
7.50%		200	193,168
Woori Bank, 4.25%(g)	USD	200	191,725

			3,716,662

Diversified Telecommunication Services — 0.6%
British Telecommunications PLC, 4.25%, 11/23/81(b)		200	174,087
Telefonica Europe BV(g)(i)
4.38%	EUR	200	199,877
2.38%		1,400	1,036,718

			1,410,682

Electric Utilities(g)(i) — 0.2%
Iberdrola International BV, 1.83%		500	381,140
Naturgy Finance BV, 2.37%		100	80,954

			462,094

Insurance(g)(i) — 0.3%
Allianz SE, 3.20%	USD	400	292,000
BUPA Finance PLC, 4.00%	GBP	430	349,144

			641,144

Internet & Direct Marketing Retail — 0.1%
Rakuten Group, Inc., 4.25%(g)(i)	EUR	200	144,642

Media — 0.1%
SES SA, 2.88%(g)(i)		250	218,760

Oil, Gas & Consumable Fuels(g)(i) — 0.3%
Abertis Infraestructuras Finance BV, 3.25%		100	83,583
Eni SpA, Series NC9, 2.75%		450	346,562
Repsol International Finance BV
3.75%		200	188,694
4.25%		200	179,199

			798,038

Security		Par (000)	Value

Pharmaceuticals — 0.2%
Bayer AG, 3.13%, 11/12/79(g)	EUR	700	$558,426

Real Estate Management & Development(g)(i) — 0.3%
ATF Netherlands BV, 3.75%		300	273,867
NWD Finance BVI Ltd., 4.13%	USD	478	403,910

			677,777

Tobacco(g)(i) — 0.2%
British American Tobacco PLC
Series 5.25, 3.00%	EUR	260	196,332
Series NC8, 3.75%		230	167,320

			363,652

Utilities(g)(i) — 0.2%
Electricite de France SA
5.38%		300	286,947
3.38%		200	136,225

			423,172

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 4.20%, 10/03/78(g)		100	92,220

			16,545,383

		Shares

Preferred Stocks — 0.1%

Wireless Telecommunication Services — 0.1%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(b)		295	338,247

			338,247

Total Preferred Securities — 7.1% (Cost: $21,501,922)			16,883,630

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.8%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 4.77%, 07/25/30(a)	USD	2,000	1,879,592

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 0.1%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(b)	USD	370	$342,182

Total U.S. Government Sponsored Agency Securities — 0.9% (Cost: $2,306,091)			2,221,774

Total Long-Term Investments — 109.8% (Cost: $313,722,314)			261,222,766

		Shares

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33%(n)(o)		8,934,137	8,934,137

Total Short-Term Securities — 3.8% (Cost: $8,934,137)			8,934,137

Options Purchased — 0.0% (Cost: $236,293)			85,073

Total Investments Before Options Written — 113.6% (Cost: $322,892,744)			270,241,976

Options Written — (0.0)%
(Premiums Received: $(96,397))			(70,961)

Total Investments, Net of Options Written — 113.6% (Cost: $322,796,347)			270,171,015

Liabilities in Excess of Other Assets — (13.6)%			(32,355,841)

Net Assets — 100.0%			$237,815,174

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than 1,000.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Zero-coupon bond.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	Affiliate of the Trust.
(o)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$24,175,756	$—	$(15,241,619	)(a)	$—	$—	$8,934,137	8,934,137	$24,623	$—
iShares iBoxx $ High Yield Corporate Bond ETF	2,610,300	—	(596,398)		(6,753)	(350,924)	1,656,225	22,500	44,449	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	10,756,668	(11,001,565)		244,897	—	—	—	—	—

					$238,144	$(350,924)	$10,590,362		$69,072	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	2.05	%(b)	06/29/21	Open		$339,653	$341,923	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.65	(b)	07/16/21	Open		208,228	209,125	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.70	(b)	07/16/21	Open		187,250	187,815	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	07/16/21	Open		174,281	174,975	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	07/16/21	Open		192,319	193,085	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	07/16/21	Open		280,219	281,335	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	07/16/21	Open		184,275	185,009	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	07/16/21	Open		181,106	181,827	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	07/16/21	Open		178,913	179,625	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		260,775	262,316	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		622,170	625,847	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		246,600	248,057	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		622,134	625,810	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		1,334,305	1,342,190	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		326,375	328,304	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		421,147	423,636	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		97,631	98,208	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		1,221,964	1,229,185	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		711,810	716,017	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		1,166,734	1,173,629	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		672,004	675,975	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		279,500	281,152	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	(b)	07/16/21	Open		1,197,709	1,205,941	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	(b)	07/16/21	Open		165,500	166,717	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	07/16/21	Open		524,510	526,346	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		23,018	23,131	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		640,312	643,479	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		237,353	238,526	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		423,225	425,318	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		59,938	60,234	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		895,440	899,869	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		406,000	408,008	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		669,120	672,429	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		38,468	38,658	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		123,420	124,030	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		293,125	294,575	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		441,244	443,426	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		596,552	599,503	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		852,244	856,459	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		587,152	590,057	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		616,230	619,278	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		164,250	165,062	Corporate Bonds	Open/Demand

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	1.90	%(b)	07/16/21	Open		$57,750	$58,036	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		1,179,620	1,185,454	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		161,989	162,790	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	09/23/21	Open		1,044,890	1,050,093	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	12/21/21	Open		75,276	75,479	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	01/25/22	Open		567,240	568,842	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/08/22	Open		117,750	118,157	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		430,110	431,479	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		1,122,687	1,126,261	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		688,350	690,541	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/11/22	Open		458,362	459,996	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	02/14/22	Open		327,437	328,166	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	02/14/22	Open		520,000	521,156	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		316,825	317,829	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		937,135	940,104	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		584,539	586,391	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		265,875	266,768	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		190,575	191,215	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		116,279	116,669	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		177,660	178,256	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	02/14/22	Open		457,237	458,772	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		63,000	63,219	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		142,506	143,001	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		133,570	134,034	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		205,975	206,690	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		132,840	133,301	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		326,000	327,131	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.13	(b)	02/14/22	Open		175,988	176,598	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/16/22	Open		51,000	50,962	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/22/22	Open		282,065	282,193	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	02/22/22	Open		227,953	228,501	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/01/22	Open		269,771	270,655	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.88	(b)	03/01/22	Open		59,729	59,870	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	(b)	03/03/22	Open		221,813	222,169	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/03/22	Open		1,157,130	1,159,539	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/03/22	Open		106,398	106,619	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	(b)	03/03/22	Open		382,500	383,423	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	03/03/22	Open		390,619	391,626	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/04/22	Open		276,412	276,981	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		476,080	477,366	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/04/22	Open		1,277,820	1,281,272	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	(b)	03/04/22	Open		816,531	818,737	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	(b)	03/04/22	Open		585,990	587,573	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.09	(b)	03/04/22	Open		239,600	240,317	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	03/04/22	Open		2,067,626	2,074,411	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	03/04/22	Open		392,987	394,277	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	03/08/22	Open		262,362	263,147	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	03/15/22	Open		644,681	645,863	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.55	(b)	03/16/22	Open		264,775	265,128	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.75	(b)	03/16/22	Open		146,880	147,163	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/16/22	Open		270,994	271,529	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	(b)	03/16/22	Open		330,204	330,985	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	03/16/22	Open		281,407	282,087	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.00	(b)	03/16/22	Open		503,524	504,814	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.12	(b)	03/16/22	Open		182,750	183,283	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/16/22	Open		837,125	839,640	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.18	(b)	03/16/22	Open		704,396	706,575	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	(b)	03/17/22	Open		716,228	717,909	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	03/17/22	Open		237,575	238,271	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.80	(b)	03/17/22	Open		305,550	306,178	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		12,250	12,281	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		198,088	198,581	Foreign Agency Obligations	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	1.80	%(b)	03/21/22	Open		$347,000	$347,692	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.85	(b)	03/21/22	Open		246,750	247,277	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	(b)	03/30/22	Open		281,504	282,242	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	04/05/22	Open		305,662	306,207	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	04/05/22	Open		285,950	286,459	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	04/05/22	Open		306,150	306,695	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	04/05/22	Open		303,112	303,652	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	04/05/22	Open		321,750	322,323	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	04/05/22	Open		678,446	679,982	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	04/05/22	Open		782,437	784,303	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	04/05/22	Open		685,512	687,147	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.10	(b)	04/05/22	Open		446,325	447,443	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.12	(b)	04/05/22	Open		349,000	349,891	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	04/05/22	Open		1,197,459	1,199,880	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	04/05/22	Open		699,569	700,983	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	04/05/22	Open		1,237,862	1,240,366	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	04/08/22	Open		257,600	257,209	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	04/12/22	Open		176,625	176,995	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	04/12/22	Open		166,000	166,366	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.55	(b)	04/13/22	Open		124,313	124,449	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.90	(b)	04/13/22	Open		167,157	167,468	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	04/13/22	Open		100,553	100,750	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	06/17/22	Open		116,250	117,018	Corporate Bonds	Open/Demand

						$54,605,467	$54,805,241

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Treasury Note	229	09/21/22	$27,104	$(380,286)
U.S. Long Bond	13	09/21/22	1,795	(24,478)

				(404,764)

Short Contracts
Euro BTP	2	09/08/22	258	(7,117)
10-Year Japanese Government Treasury Bonds	2	09/12/22	2,191	6,333
10-Year U.S. Ultra Long Treasury Note	267	09/21/22	33,926	565,351
Ultra U.S. Treasury Bond	8	09/21/22	1,235	(17,326)
2-Year U.S. Treasury Note	59	09/30/22	12,381	61,305
5-Year U.S. Treasury Note	164	09/30/22	18,389	68,082

				676,628

				$271,864

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	250,000	USD	262,511	JPMorgan Chase Bank N.A.	09/21/22	$934
EUR	655,809	USD	686,839	Morgan Stanley & Co. International PLC	09/21/22	4,241
EUR	3,801,965	USD	3,991,196	UBS AG	09/21/22	15,246
GBP	252,183	USD	302,775	Morgan Stanley & Co. International PLC	09/21/22	4,666

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	4,851,366	AUD	6,724,000	BNY Mellon	09/21/22	$207,100
USD	866,291	AUD	1,210,000	HSBC Bank USA N.A.	09/21/22	30,544
USD	146,224	CAD	187,000	JPMorgan Chase Bank N.A.	09/21/22	926
USD	144,030	EUR	136,000	BNP Paribas S.A.	09/21/22	715
USD	22,617,905	EUR	21,008,058	Deutsche Bank AG	09/21/22	479,989
USD	6,908,418	EUR	6,406,940	Morgan Stanley & Co. International PLC	09/21/22	156,899
USD	453,524	GBP	368,000	BNY Mellon	09/21/22	4,887
USD	2,435,009	GBP	1,964,000	Deutsche Bank AG	09/21/22	40,655
USD	1,721,224	GBP	1,372,073	Morgan Stanley & Co. International PLC	09/21/22	48,501
USD	62,906	IDR	916,223,830	JPMorgan Chase Bank N.A.	09/21/22	1,805
USD	195,951	ZAR	3,034,635	HSBC Bank USA N.A.	09/21/22	10,901
USD	400,000	ZAR	6,198,749	HSBC Bank USA N.A.	09/21/22	22,005

						1,030,014

USD	259,855	AUD	378,000	Morgan Stanley & Co. International PLC	09/21/22	(1,229)

						$1,028,785

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value

Put
iShares iBoxx $ Investment Grade Corporate Bond ETF	597	08/19/22	USD 108.00	USD 6,569	$85,073

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value

Call
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 2.29%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55%	USD	1,041	$—
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 2.29%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	1,041	—

										$0

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
iShares iBoxx $ High Yield Corporate Bond ETF	294	08/19/22	USD	72.00	USD	2,164	$(44,394)
iShares iBoxx $ Investment Grade Corporate Bond ETF	597	08/19/22	USD	103.00	USD	6,569	(26,567)

							$(70,961)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.30.V15	5.00%	Quarterly	06/20/23	C+	USD	10,750	$204,007	$(25,387)	$229,394
CDX.NA.HY.32.V13	5.00	Quarterly	06/20/24	CC-	USD	8,923	136,405	(25,161)	161,566
CDX.NA.HY.34.V10	5.00	Quarterly	06/20/25	CC	USD	13,741	18,470	(41,454)	59,924
CDX.NA.HY.38.V2	5.00	Quarterly	06/20/27	B+	USD	871	(24,208)	(24,825)	617

							$334,674	$(116,827)	$451,501

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

0.52%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	06/21/24	USD	5,000	$263,225	$69,621	$193,604
3-Month LIBOR, 2.29%	Quarterly	1.42%	Semi-Annual	N/A	01/11/27	USD	7,808	(507,268)	(55,183)	(452,085)
1-Day SOFR, 0.82%	Annual	1.56%	Annual	N/A	03/08/27	USD	8,805	(443,372)	76	(443,448)
1.54%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	05/28/31	USD	230	27,261	4,615	22,646
1.97%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	05/30/51	USD	110	21,251	(1,346)	22,597

								$(638,903)	$17,783	$(656,686)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	6	$(256)	$197	$(453)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	6	(257)	215	(472)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	5	(241)	203	(444)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	3	(115)	95	(210)
CMBX.NA.9	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R		USD	10,000	(1,709,214)	(1,210,860)	(498,354)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	10,000	(1,709,214)	(1,054,766)	(654,448)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	15,000	(2,563,822)	(1,059,906)	(1,503,916)

									$(5,983,119)	$(3,324,822)	$(2,658,297)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$74,312	$(173,356)	$690,348	$(895,533)	$ —
OTC Swaps	710	(3,325,532)	—	(2,658,297)	—
Options Written	N/A	N/A	43,144	(17,708)	(70,961)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$701,071	$—	$701,071
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,030,014	—	—	1,030,014
Options purchased
Investments at value — unaffiliated(b)	—	—	85,073	—	—	—	85,073
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	451,501	—	—	238,847	—	690,348
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	710	—	—	—	—	710

	$—	$452,211	$85,073	$1,030,014	$939,918	$—	$2,507,216

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$429,207	$—	$429,207
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,229	—	—	1,229
Options written
Options written at value	—	—	70,961	—	—	—	70,961
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	895,533	—	895,533
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	5,983,829	—	—	—	—	5,983,829

	$—	$5,983,829	$70,961	$1,229	$1,324,740	$—	$7,380,759

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,363,367	$—	$3,363,367
Forward foreign currency exchange contracts	—	—	—	2,552,400	—	—	2,552,400
Options purchased(a)	—	—	740,822	(97,407)	—	—	643,415
Options written	—	—	(201,272)	35,926	18,138	—	(147,208)
Swaps	—	744,182	—	—	(118,756)	—	625,426

	$—	$744,182	$539,550	$2,490,919	$3,262,749	$—	$7,037,400

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$323,248	$—	$323,248
Forward foreign currency exchange contracts	—	—	—	1,272,227	—	—	1,272,227
Options purchased(b)	—	—	(41,159)	—	(65,087)	—	(106,246)
Options written	—	—	5,128	—	(9,001)	—	(3,873)
Swaps	—	(4,237,298)	—	—	(716,323)	—	(4,953,621)

	$—	$(4,237,298)	$(36,031)	$1,272,227	$(467,163)	$—	$(3,468,265)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$47,047,414
Average notional value of contracts — short	$69,438,329
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$52,960,994
Average amounts sold — in USD	$16,115,667
Options:
Average value of option contracts purchased	$170,908
Average value of option contracts written	$65,964
Average notional value of swaption contracts purchased	$2,082,272
Average notional value of swaption contracts written	$—	(a)
Credit default swaps:
Average notional value — buy protection	$—	(a)
Average notional value — sell protection	$69,048,980
Interest rate swaps:
Average notional value — pays fixed rate	$5,340,091
Average notional value — receives fixed rate	$18,304,016

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$208,545		$411,781
Forward foreign currency exchange contracts	1,030,014		1,229
Options	85,073	(a)	70,961
Swaps — centrally cleared	224,032		—
Swaps — OTC(b)	710		5,983,829

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,548,374		6,467,800

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(517,650)		(482,742)

Total derivative assets and liabilities subject to an MNA	$1,030,724		$5,985,058

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

BNP Paribas S.A.	$715	$—	$—	$—	$715
BNY Mellon	211,987	—	—	—	211,987
Credit Suisse International	197	(197)	—	—	—
Deutsche Bank AG	520,644	(520,644)	—	—	—
HSBC Bank USA N.A.	63,450	—	—	—	63,450
JPMorgan Chase Bank N.A.	4,178	(1,126)	—	—	3,052
Morgan Stanley & Co. International PLC	214,307	(214,307)	—	—	—
UBS AG	15,246	—	—	—	15,246

	$1,030,724	$(736,274)	$—	$—	$294,450

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities	(b)(d)

Credit Suisse International	$453	$(197)	$—	$—	$256
Deutsche Bank AG	1,709,214	(520,644)	—	(1,188,570)	—
JPMorgan Chase Bank N.A.	1,126	(1,126)	—	—	—
Morgan Stanley & Co. International PLC	4,274,265	(214,307)	—	(3,642,000)	417,958

	$5,985,058	$(736,274)	$—	$(4,830,570)	$418,214

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$43,134,652	$1,087,501	$44,222,153
Common Stocks
Equity Real Estate Investment Trusts (REITs)	20,920	—	—	20,920
Hotels, Restaurants & Leisure	131,561	110,200	—	241,761
Oil, Gas & Consumable Fuels	759,412	—	—	759,412
Corporate Bonds
Advertising Agencies	—	133,485	—	133,485
Aerospace & Defense	—	2,135,413	—	2,135,413
Airlines	—	6,660,726	344,199	7,004,925
Auto Components	—	1,476,623	—	1,476,623
Automobiles	—	1,228,037	—	1,228,037
Banks	—	2,566,230	—	2,566,230
Beverages	—	2,252,670	—	2,252,670
Biotechnology	—	772,320	—	772,320
Building Materials	—	330,686	—	330,686
Building Products	—	750,518	—	750,518
Capital Markets	—	606,942	—	606,942
Chemicals	—	4,090,370	—	4,090,370
Commercial Services & Supplies	—	2,363,054	—	2,363,054
Construction & Engineering	—	86,589	—	86,589
Construction Materials	—	775,943	—	775,943
Consumer Discretionary	—	373,235	—	373,235
Consumer Finance	—	431,280	—	431,280
Containers & Packaging	—	1,607,039	—	1,607,039
Diversified Consumer Services	—	180,586	—	180,586
Diversified Financial Services	—	2,904,765	2,153,523	5,058,288
Diversified Telecommunication Services	—	3,335,195	—	3,335,195
Electric Utilities	—	2,759,282	—	2,759,282
Electrical Equipment	—	31,054	—	31,054
Energy Equipment & Services	—	1,480,259	—	1,480,259
Environmental, Maintenance & Security Service	—	256,177	—	256,177
Equity Real Estate Investment Trusts (REITs)	—	1,948,096	—	1,948,096
Food & Staples Retailing	—	1,082,833	—	1,082,833
Food Products	—	581,328	—	581,328
Health Care Equipment & Supplies	—	177,466	—	177,466
Health Care Providers & Services	—	6,128,355	—	6,128,355

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Health Care Technology	$—	$227,530	$—	$227,530
Hotels, Restaurants & Leisure	—	10,273,357	—	10,273,357
Household Durables	—	8,971,479	—	8,971,479
Independent Power and Renewable Electricity Producers	—	3,942,677	—	3,942,677
Insurance	—	1,096,166	—	1,096,166
Interactive Media & Services	—	421,136	—	421,136
Internet & Direct Marketing Retail	—	387,439	—	387,439
IT Services	—	844,185	—	844,185
Machinery	—	518,420	—	518,420
Media	—	4,178,822	—	4,178,822
Metals & Mining	—	4,125,641	—	4,125,641
Oil, Gas & Consumable Fuels	—	10,473,250	853,362	11,326,612
Personal Products	—	452,476	—	452,476
Pharmaceuticals	—	1,983,215	—	1,983,215
Producer Durables: Miscellaneous	—	274,503	—	274,503
Real Estate Management & Development	—	4,651,660	74,400	4,726,060
Road & Rail	—	936,935	—	936,935
Semiconductors & Semiconductor Equipment	163,225	387,070	—	550,295
Software	—	1,221,613	—	1,221,613
Specialty Retail	—	224,056	—	224,056
Technology Hardware, Storage & Peripherals	—	236,442	—	236,442
Thrifts & Mortgage Finance	—	1,285,549	—	1,285,549
Transportation Infrastructure	—	1,304,946	—	1,304,946
Utilities	—	3,082,698	—	3,082,698
Wireless Telecommunication Services	—	4,961,451	—	4,961,451
Floating Rate Loan Interests	—	9,848,754	18,129,919	27,978,673
Foreign Agency Obligations	—	11,778,958	—	11,778,958
Investment Companies	1,656,225	—	—	1,656,225
Municipal Bonds	—	329,451	—	329,451
Non-Agency Mortgage-Backed Securities	—	35,286,628	285,200	35,571,828
Preferred Securities
Capital Trusts	—	16,545,383	—	16,545,383
Preferred Stocks	—	338,247	—	338,247
U.S. Government Sponsored Agency Securities	—	2,221,774	—	2,221,774
Short-Term Securities
Money Market Funds	8,934,137	—	—	8,934,137
Options Purchased
Equity Contracts	85,073	—	—	85,073
Interest Rate Contracts	—	—	—	—

	$11,750,553	$235,563,319	$22,928,104	$270,241,976

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$451,501	$—	$451,501
Foreign Currency Exchange Contracts.	—	1,030,014	—	1,030,014
Interest Rate Contracts	701,071	238,847	—	939,918
Liabilities
Credit Contracts	—	(2,658,297)	—	(2,658,297)
Equity Contracts	(70,961)	—	—	(70,961)
Foreign Currency Exchange Contracts	—	(1,229)	—	(1,229)
Interest Rate Contracts	(429,207)	(895,533)	—	(1,324,740)

	$200,903	$(1,834,697)	$—	$(1,633,794)

(a)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $54,805,241 are categorized as Level 2 within the fair value hierarchy.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust (MSO)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total

Assets
Opening balance, as of December 31, 2021	$260,152	$3,510,918	$16,135,486	$—	$19,906,556
Transfers into Level 3(c)	—	87,042	65,590	310,918	463,550
Transfers out of Level 3(d)	—	(3,817)	—	—	(3,817)
Accrued discounts/premiums	—	3,447	21,705	—	25,152
Net realized gain (loss)	—	—	320	—	320
Net change in unrealized appreciation (depreciation)(a)(b)	(83,357)	(104,917)	(416,455)	(25,718)	(630,447)
Purchases	910,706	48,302	3,228,778	—	4,187,786
Sales	—	(115,491)	(905,505)	—	(1,020,996)

Closing balance, as of June 30, 2022	$1,087,501	$3,425,484	$18,129,919	$285,200	$22,928,104

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022(b)	$(83,357)	$(104,917)	$(417,585)	$(25,718)	$(631,577)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

(c)

As of December 31, 2021, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(d)

As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $7,761,858. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Corporate Bonds	$3,351,084	Income	Discount Rate	6%-12%	9%

Floating Rate Loan Interests	11,815,162	Income	Discount Rate	9%-13%	12%
		Estimated Recovery Value	Discount Rate	15%	—

	$15,166,246

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 9 Ltd., Class E, (3 mo. LIBOR US + 7.26%), 8.32%, 01/20/34(a)(b)	USD	250	$230,846
AIMCO CLO 10 Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)		773	484,357
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 4.74%, 01/28/31(a)(b)		250	235,891
ARES LI CLO Ltd., Series 2019-51A, Class ER, (3 mo. LIBOR US + 6.85%), 7.89%, 07/15/34(a)(b)		300	271,633
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 4.19%, 07/15/34(a)(b)		750	692,326
CarVal CLO I Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 3.93%, 07/16/31(a)(b)		250	235,559
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 4.26%, 04/20/32(a)(b)		2,000	1,775,003
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.50%, 07/20/32(a)(b)		1,300	1,151,870
Cedar Funding XIV CLO Ltd.(a)(b)
Series 2021-14A, Class D, (3 mo. LIBOR US + 3.25%), 4.29%, 07/15/33		500	463,982
Series 2021-14A, Class E, (3 mo. LIBOR US + 6.34%), 7.38%, 07/15/33		375	347,278
Series 2021-14A, Class SUB, 0.00%, 07/15/33		500	290,650
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 7.86%, 04/20/34(a)(b)		250	235,813
Elmwood CLO VII Ltd., Series 2020-4A, Class E, (3 mo. LIBOR US + 7.10%), 8.14%, 01/17/34(a)(b)		250	230,871
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(b)	CAD	150	115,467
Generate CLO 3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 4.66%, 10/20/29(a)(b)	USD	500	483,368
Generate CLO 4 Ltd., Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 7.81%, 04/20/32(a)(b)		250	229,862
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.99%, 10/15/30(a)(b)		750	709,123
GoldenTree Loan Management U.S. CLO 1 Ltd., Series 2021-11A, Class E, (3 mo. LIBOR US + 5.35%), 6.41%, 10/20/34(a)(b)		250	220,293
Golub Capital Partners CLO 55B Ltd., Series 2021-55A, Class E, (3 mo. LIBOR US + 6.56%), 7.62%, 07/20/34(a)(b)		250	232,038
GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 2.32%, 12/25/35(a)		3,371	1,575,414
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 7.49%, 04/15/33(a)(b)		250	231,577
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (SOFR + 6.85%), 7.15%, 07/15/35(a)(b)		250	235,005
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		400	387,453
Mariner Finance Issuance Trust(b)
Series 2019-AA, Class D, 5.44%, 07/20/32		900	857,531
Series 2020-AA, Class D, 5.75%, 08/21/34		200	184,399
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)		249	238,931
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class ER, (3 mo. LIBOR US + 6.10%), 7.14%, 01/20/32(a)(b)		400	368,163

Security		Par (000)		Value

Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class ER, (3 mo. LIBOR US + 5.75%), 6.81%, 07/20/31(a)(b)	USD	250		$220,914
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 4.18%, 04/24/29		300		291,179
Series 2014-7A, Class B1RR, (3 mo. LIBOR US + 2.25%), 3.31%, 07/20/29		500		483,208
Series 2019-17A, Class ER, (3 mo. LIBOR US + 6.50%), 7.56%, 07/20/32		1,500		1,315,690
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class E, (3 mo. LIBOR US + 6.75%), 7.79%, 01/15/33(a)(b)		500		463,563
OHA Credit Funding 11 Ltd., Series 2022-11A, Class E, (SOFR + 7.25%), 8.35%, 07/19/33(a)(b)		250		235,801
Palmer Square Loan Funding Ltd.(a)(b)
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 4.88%, 08/20/27		1,750		1,727,432
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 4.43%, 10/24/27		600		589,276
Series 2022-2A, Class D, (SOFR + 6.20%), 7.29%, 10/15/30		250		240,982
Rad CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 8.59%, 01/20/33(a)(b)		250		237,842
Recette CLO Ltd., Series 2015-1A, Class DRR, (3 mo. LIBOR US + 3.25%), 4.31%, 04/20/34(a)(b)		1,000		921,616
Rockford Tower CLO Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 3.71%, 10/20/30(a)(b)		430		400,707
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.29%), 1.91%, 01/25/47(a)		2,766		2,702,132
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 8.18%, 04/30/32(a)(b)		1,250		1,125,468
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(b)(c)		—	(d)	65,163
TICP CLO XII Ltd., Series 2018-12A, Class ER, (3 mo. LIBOR US + 6.25%), 7.29%, 07/15/34(a)(b)		250		220,158
Trestles CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 6.93%, 07/25/31(a)(b)		250		221,172
Trestles CLO III Ltd., Series 2020-3A, Class SUB, 0.00%, 01/20/33(a)(b)		250		177,747
Trestles CLO Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 4.08%, 04/25/32(a)(b)		1,000		935,928
Trinitas CLO XV Ltd., Series 2021-15A, Class E2, (3 mo. LIBOR US + 7.45%), 8.59%, 04/22/34(a)(b)		250		225,463
Whitebox CLO III Ltd., Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 7.89%, 10/15/34(a)(b)		250		232,502

Total Asset-Backed Securities — 26.7% (Cost: $27,230,492)				25,748,646

		Shares

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 0.0%
Service Properties Trust		2,000		10,460

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Shares	Value

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(e)		1,350	$51,705

Oil, Gas & Consumable Fuels — 0.3%
California Resources Corp.(f)		7,618	293,293

Total Common Stocks — 0.4% (Cost: $185,514)			355,458

		Par (000)

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 3.38%, 03/01/41	USD	73	54,744

Aerospace & Defense — 1.3%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)(g)		250	242,000
TransDigm, Inc.
6.25%, 03/15/26(b)(g)		870	838,463
6.38%, 06/15/26		142	132,770

			1,213,233

Airlines — 2.7%
Air France-KLM, 3.88%, 07/01/26(h)	EUR	100	84,884
American Airlines, Inc., 3.93%, 12/15/25(a)(c)	USD	71	68,464
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)		2,658	2,295,781
Deutsche Lufthansa AG, 2.88%, 05/16/27(h)	EUR	100	82,694
Gol Finance SA, 7.00%, 01/31/25(b)(g)	USD	200	124,287

			2,656,110

Auto Components — 0.7%
Aptiv PLC, 3.10%, 12/01/51(g)		109	70,298
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 05/15/26(b)(g)		130	125,125
Dana, Inc., 5.63%, 06/15/28		144	123,952
IHO Verwaltungs GmbH, (4.5% PIK), 3.75%, 09/15/26(h)(i)	EUR	100	86,875
ZF Finance GmbH(h)
2.00%, 05/06/27		200	161,300
3.75%, 09/21/28		100	82,221

			649,771

Automobiles — 0.9%
Constellation Automotive Financing PLC, 4.88%, 07/15/27(h)	GBP	100	95,558
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(g)	USD	597	594,015
General Motors Co., 5.95%, 04/01/49(g)		125	116,077
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(h)	EUR	100	74,810

			880,460

Banks — 1.1%
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(h)(j)		200	189,155
Freedom Mortgage Corp., 8.25%, 04/15/25(b)	USD	144	121,203
Grupo Aval Ltd., 4.38%, 02/04/30(b)(g)		200	155,788
Intesa Sanpaolo SpA, (5 year EUR Swap + 6.09%), 5.88%(a)(h)(j)	EUR	250	203,868

Security		Par (000)	Value

Banks (continued)
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)(h)	USD	200	$180,287
NBK Tier 1 Ltd., 3.63%(a)(b)(g)(j)		277	248,486

			1,098,787

Beverages — 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36		63	60,356
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 06/01/50(g)		107	96,190
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27(h)	GBP	100	87,320
Ball Corp.
5.25%, 07/01/25	USD	17	17,012
4.88%, 03/15/26		13	12,789
Coca-Cola Co., 2.50%, 03/15/51		9	6,518
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(g)		402	383,910
OI European Group BV, 2.88%, 02/15/25(h)	EUR	100	94,900
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)	USD	200	188,942

			947,937

Biotechnology — 0.3%
Amgen, Inc.
3.00%, 01/15/52(g)		160	113,454
2.77%, 09/01/53		9	6,072
Cidron Aida Finco SARL, 6.25%, 04/01/28(h)	GBP	100	99,514
Gilead Sciences, Inc., 2.80%, 10/01/50(g)	USD	164	114,446

			333,486

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26(h)	EUR	100	97,119
Masonite International Corp., Class C, 5.38%, 02/01/28(b)	USD	9	8,145
Standard Industries, Inc.(b)
5.00%, 02/15/27		9	8,033
4.75%, 01/15/28(g)		35	29,925

			143,222

Building Products — 0.3%
Home Depot, Inc.
2.38%, 03/15/51		9	6,086
2.75%, 09/15/51		130	94,471
3.63%, 04/15/52		42	36,026
Lowe’s Cos., Inc.
3.00%, 10/15/50(g)		169	117,756
4.25%, 04/01/52		41	35,504
SRS Distribution, Inc., 4.63%, 07/01/28(b)		11	9,625

			299,468

Capital Markets(h) — 0.2%
Kane Bidco Ltd., 6.50%, 02/15/27	GBP	100	106,294
Sherwood Financing PLC, 6.00%, 11/15/26		100	97,450

			203,744

Chemicals — 1.9%
Alpek SAB de CV, 3.25%, 02/25/31(b)(g)	USD	200	160,225
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(h)	EUR	100	94,577
Braskem Idesa SAPI, 6.99%, 02/20/32(b)(g)	USD	200	155,000
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)(g)		245	245,276
Chemours Co., 4.00%, 05/15/26	EUR	100	92,744

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
International Flavors & Fragrances, Inc., 3.47%, 12/01/50(b)	USD	65	$47,356
LYB International Finance III LLC, 4.20%, 05/01/50(g)		80	65,002
NOVA Chemicals Corp., 4.88%, 06/01/24(b)(g)		621	590,259
OCI NV, 3.63%, 10/15/25(h)	EUR	90	92,094
Sasol Financing USA LLC, 6.50%, 09/27/28(g)	USD	287	260,686
Sherwin-Williams Co., 2.90%, 03/15/52(g)		80	54,486

			1,857,705

Commercial Services & Supplies — 0.9%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)(g)		99	90,760
Avis Budget Finance PLC, 4.13%, 11/15/24(h)	EUR	100	99,707
Loxam SAS, 3.75%, 07/15/26(h)		100	89,736
United Rentals North America, Inc.
5.50%, 05/15/27	USD	8	7,845
4.88%, 01/15/28(g)		479	452,885
5.25%, 01/15/30		13	12,058
Verisure Midholding AB, 5.25%, 02/15/29(h)	EUR	100	79,653

			832,644

Construction & Engineering — 0.1%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(h)(j)		100	86,589

Construction Materials — 0.4%
KAR Auction Services, Inc., 5.13%, 06/01/25(b)(g)	USD	444	422,204

Consumer Discretionary — 0.1%
Atento Luxco 1 SA, 8.00%, 02/10/26(b)(g)		200	141,413

Consumer Finance — 0.4%
Encore Capital Group, Inc., 4.88%, 10/15/25(h)	EUR	100	100,865
Moody’s Corp.
2.55%, 08/18/60	USD	2	1,246
3.10%, 11/29/61		7	4,800
Muthoot Finance Ltd., 6.13%, 10/31/22(b)(g)		250	248,625
Visa, Inc., 2.00%, 08/15/50		9	5,969

			361,505

Containers & Packaging — 0.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		201	171,567
Klabin Austria GmbH, 3.20%, 01/12/31(b)(g)		200	152,250
Suzano Austria GmbH(g)
3.13%, 01/15/32		150	112,688
7.00%, 03/16/47(b)		200	190,475

			626,980

Diversified Consumer Services — 0.1%
Rekeep SpA, 7.25%, 02/01/26(h)	EUR	100	90,293

Diversified Financial Services — 2.5%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)(g)	USD	214	200,625
Bank of America Corp.(a)
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(g)		130	112,042
(SOFR + 1.56%), 2.97%, 07/21/52		9	6,390
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(h)	GBP	100	108,948
Goldman Sachs Group, Inc., 4.80%, 07/08/44(g)	USD	85	80,311
Intercontinental Exchange, Inc., 3.00%, 09/15/60		9	6,064
JPMorgan Chase & Co.(a)
(SOFR + 1.51%), 2.53%, 11/19/41		9	6,439
(SOFR + 1.58%), 3.33%, 04/22/52		100	76,019
Lloyds Banking Group PLC, (5 year USD Swap + 4.76%), 7.50%(a)(f)(j)		200	194,000

Security		Par (000)	Value

Diversified Financial Services (continued)
Morgan Stanley, (SOFR + 1.43%), 2.80%, 01/25/52(a)	USD	9	$6,248
Oafit A Note Upsize, 1.00%, 03/28/24(c)	AUD	480	327,609
Oceana Australian Trust, 10.00%, 08/31/23(c)		966	675,116
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)(g)	USD	400	259,575
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22(h)		200	197,440
Sun Country Airlines Holdings, Inc., 7.00%, 12/15/23(c)		202	196,904

			2,453,730

Diversified Telecommunication Services — 1.1%
Level 3 Financing, Inc.(b)
4.63%, 09/15/27		17	14,493
4.25%, 07/01/28(g)		426	341,333
3.63%, 01/15/29(g)		381	293,771
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)(i)		200	92,000
SoftBank Group Corp.(h)
4.75%, 07/30/25	EUR	100	92,914
5.00%, 04/15/28		100	83,123
Verizon Communications, Inc.
2.88%, 11/20/50(g)	USD	80	56,769
3.55%, 03/22/51(g)		84	67,340
2.99%, 10/30/56		9	6,248

			1,047,991

Electric Utilities(b) — 1.0%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(g)		253	197,862
Talen Energy Supply LLC(e)(k)
7.25%, 05/15/27		501	493,310
6.63%, 01/15/28		274	265,306

			956,478

Energy Equipment & Services — 0.7%
Petroleos Mexicanos
8.75%, 06/02/29(b)		176	157,443
6.70%, 02/16/32(g)		245	185,588
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)(g)		329	312,896
Vallourec SA, 8.50%, 06/30/26(h)	EUR	17	16,452

			672,379

Environmental, Maintenance & Security Service — 0.1%
Clean Harbors, Inc., 4.88%, 07/15/27(b)	USD	9	8,235
Republic Services, Inc., 3.05%, 03/01/50		135	100,243

			108,478

Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp., 3.10%, 06/15/50(g)(l)		89	61,525
Crown Castle International Corp., 2.90%, 04/01/41(g)		85	61,264
Equinix, Inc.
3.00%, 07/15/50(l)		4	2,739
2.95%, 09/15/51(g)		85	57,352
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.63%, 05/01/24		450	452,925
Mid-America Apartments LP, 2.88%, 09/15/51		12	8,322
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26		9	8,500
4.63%, 08/01/29(g)		16	14,040
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 4.88%, 05/15/29(b)		37	31,771
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		12	10,645
Service Properties Trust 4.50%, 06/15/23(g)		386	358,835

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Service Properties Trust (continued)
7.50%, 09/15/25	USD	33	$30,236
XHR LP(b)
6.38%, 08/15/25		68	65,576
4.88%, 06/01/29		11	9,437

			1,173,167

Food & Staples Retailing — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
4.63%, 01/15/27		147	131,318
5.88%, 02/15/28		13	12,150
4.88%, 02/15/30(g)		17	14,583
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(h)	GBP	100	94,341
General Mills, Inc., 3.00%, 02/01/51	USD	125	90,825
Market Bidco Finco PLC, 5.50%, 11/04/27(h)	GBP	100	92,515
Picard Groupe SAS, 3.88%, 07/01/26(h)	EUR	100	85,388
Walmart, Inc., 2.65%, 09/22/51	USD	9	6,766

			527,886

Food Products — 0.2%
Aramark Services, Inc., 5.00%, 02/01/28(b)(g)		20	18,124
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		9	8,707
Louis Dreyfus Co. Finance BV, 1.63%, 04/28/28(h)	EUR	100	89,342
Tereos Finance Groupe I SA, 7.50%, 10/30/25(h)		100	102,855

			219,028

Health Care Equipment & Supplies — 0.1%
Becton Dickinson & Co., 3.79%, 05/20/50(g)	USD	85	70,135
Danaher Corp., 2.80%, 12/10/51		9	6,483

			76,618

Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)		20	18,686
Elevance Health, Inc., 3.13%, 05/15/50(g)		80	60,389
HCA, Inc.
5.38%, 09/01/26(g)		17	16,857
3.50%, 09/01/30(g)		308	262,019
5.25%, 06/15/49(g)		85	73,206
3.50%, 07/15/51		9	6,146
Medline Borrower LP, 3.88%, 04/01/29(b)(g)		415	353,460
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25(h)	EUR	100	95,363
Select Medical Corp., 6.25%, 08/15/26(b)(g)	USD	360	336,046
Tenet Healthcare Corp.(b)
4.63%, 09/01/24(g)		384	368,640
4.88%, 01/01/26(g)		654	601,680
6.25%, 02/01/27(g)		26	23,931
5.13%, 11/01/27(g)		26	23,400
4.63%, 06/15/28		23	20,028
4.25%, 06/01/29(g)		507	427,001
4.38%, 01/15/30		44	37,225
UnitedHealth Group, Inc., 2.90%, 05/15/50		9	6,740
Universal Health Services, Inc., 2.65%, 10/15/30(b)		63	50,384

			2,781,201

Health Care Technology — 0.2%
CAB SELAS, 3.38%, 02/01/28(h)	EUR	200	167,887
Charles River Laboratories International, Inc., 4.25%, 05/01/28(b)	USD	9	8,085
Roche Holdings, Inc., 2.61%, 12/13/51(b)		9	6,534

			182,506

Security		Par (000)	Value

Hotels, Restaurants & Leisure — 4.8%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(b)	USD	13	$11,283
Affinity Gaming, 6.88%, 12/15/27(b)		147	123,486
Boyd Gaming Corp., 4.75%, 12/01/27(g)		331	299,555
Caesars Entertainment, Inc.(b)(g)
6.25%, 07/01/25		228	219,730
8.13%, 07/01/27		146	141,073
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		68	65,029
Cedar Fair LP, 5.25%, 07/15/29		9	7,937
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(b)(g)		102	98,940
5.38%, 04/15/27		9	8,529
Churchill Downs, Inc.(b)
5.50%, 04/01/27		10	9,500
4.75%, 01/15/28		9	8,010
CPUK Finance Ltd., 6.50%, 08/28/26(h)	GBP	100	114,461
Full House Resorts, Inc., 8.25%, 02/15/28(b)	USD	13	10,391
Golden Entertainment, Inc., 7.63%, 04/15/26(b)(g)		34	33,660
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30(g)		17	15,364
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(b)		147	119,070
International Game Technology PLC, 6.50%, 02/15/25(b)(g)		582	579,090
IRB Holding Corp., 7.00%, 06/15/25(b)		72	70,477
Marriott International, Inc.
Series FF, 4.63%, 06/15/30		50	47,934
Series GG, 3.50%, 10/15/32(g)		232	200,117
Marriott Ownership Resorts, Inc.(b)
6.13%, 09/15/25(g)		133	131,617
4.50%, 06/15/29		151	125,583
Melco Resorts Finance Ltd., 5.25%, 04/26/26(h)		200	140,000
MGM China Holdings Ltd., 5.88%, 05/15/26(g)(h)		200	151,850
MGM Resorts International
5.75%, 06/15/25(g)		12	11,430
4.63%, 09/01/26(f)		152	134,925
5.50%, 04/15/27(g)		154	138,217
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)(g)		102	83,130
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)(g)		344	361,062
Scientific Games International, Inc., 7.00%, 05/15/28(b)(g)		194	182,055
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(b)(g)		310	320,850
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(h)	GBP	100	111,170
Travel & Leisure Co., 6.63%, 07/31/26(b)(g)	USD	90	85,332
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b)(g)
5.50%, 03/01/25		173	158,295
5.25%, 05/15/27		16	13,704
Wynn Macau Ltd., 5.50%, 01/15/26(g)(h)		200	138,250
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)(g)		213	167,759

			4,638,865

Household Durables — 3.9%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
6.63%, 01/15/28(g)		216	183,600
4.63%, 08/01/29		30	22,500

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(b)
6.25%, 09/15/27(g)	USD	234	$193,973
5.00%, 06/15/29		10	7,561
Century Communities, Inc., 6.75%, 06/01/27(g)		44	42,205
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)(g)		400	406,200
Forestar Group, Inc.(b)(g)
3.85%, 05/15/26		244	200,514
5.00%, 03/01/28		319	260,536
Lennar Corp., 4.75%, 11/29/27(g)		16	15,534
M/I Homes, Inc., 4.95%, 02/01/28(g)		225	191,260
Mattamy Group Corp., 5.25%, 12/15/27(b)		9	7,349
Newell Brands, Inc., 4.45%, 04/01/26(g)		35	33,338
Taylor Morrison Communities, Inc.(b)(g)
5.88%, 06/15/27		270	248,862
5.75%, 01/15/28		914	820,097
Tri Pointe Homes, Inc.
5.25%, 06/01/27(g)		705	616,271
5.70%, 06/15/28		18	15,534
William Lyon Homes, Inc., 6.63%, 07/15/27(b)(g)		527	504,813

			3,770,147

Independent Power and Renewable Electricity Producers — 2.2%
Calpine Corp.(b)(g)
4.50%, 02/15/28		652	591,936
5.13%, 03/15/28		578	508,813
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27(b)(g)		197	153,855
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(h)		200	176,500
India Green Energy Holdings, 5.38%, 04/29/24(b)(g)		250	233,750
Investment Energy Resources Ltd., 6.25%, 04/26/29(b)(g)		200	169,600
NRG Energy, Inc.
5.75%, 01/15/28		14	12,725
5.25%, 06/15/29(b)		13	11,603
SCC Power PLC(b)(i)
(4% PIK), 4.00%, 05/17/32		265	31,455
(8.00% Cash or 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		489	211,351

			2,101,588

Insurance — 0.4%
American International Group, Inc., 4.38%, 06/30/50(g)		100	88,674
Prudential PLC, (5 year CMT + 1.52%), 2.95%, 11/03/33(a)(h)		300	251,775

			340,449

Interactive Media & Services — 0.2%
Alphabet, Inc., 2.25%, 08/15/60		4	2,599
United Group BV(h)
4.88%, 07/01/24	EUR	100	95,155
(3 mo. EURIBOR + 4.88%), 4.88%, 02/01/29(a)		100	91,840

			189,594

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.
3.10%, 05/12/51	USD	115	90,558
2.70%, 06/03/60		9	6,096

			96,654

IT Services — 0.3%
Centurion Bidco SpA, 5.88%, 09/30/26(h)	EUR	100	91,764

Security		Par (000)	Value

IT Services (continued)
Fidelity National Information Services, Inc., 4.50%, 08/15/46	USD	65	$57,290
International Business Machines Corp., 2.95%, 05/15/50(g)		109	78,920
La Financiere Atalian SASU, 6.63%, 05/15/25(h)	GBP	100	92,194

			320,168

Machinery — 0.4%
TK Elevator Midco GmbH(h)
4.38%, 07/15/27	EUR	100	90,280
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(a)		100	98,444
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)(g)	USD	200	178,313

			367,037

Media — 1.9%
Altice Financing SA(h)
2.25%, 01/15/25	EUR	100	91,706
4.25%, 08/15/29		100	78,858
AMC Networks, Inc., 5.00%, 04/01/24	USD	7	7,377
Charter Communications Operating LLC/Charter Communications Operating Capital
3.90%, 06/01/52		80	55,537
3.85%, 04/01/61		9	5,919
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/27(b)(g)		306	258,365
Comcast Corp.
2.89%, 11/01/51(g)		105	75,009
2.45%, 08/15/52		9	5,973
iHeartCommunications, Inc.
6.38%, 05/01/26		14	12,884
5.25%, 08/15/27(b)		13	11,126
4.75%, 01/15/28(b)		9	7,417
Lamar Media Corp., 3.75%, 02/15/28		10	8,877
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)(g)		200	175,000
Lorca Telecom Bondco SA, 4.00%, 09/18/27(h)	EUR	100	87,474
Nexstar Media, Inc., 5.63%, 07/15/27(b)(g)	USD	300	273,750
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		11	9,611
4.63%, 03/15/30		9	7,091
Sable International Finance Ltd., 5.75%, 09/07/27(g)(h)		226	207,152
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(h)(j)	EUR	100	101,222
Sirius XM Radio, Inc.(b)(g)
5.00%, 08/01/27	USD	54	50,086
5.50%, 07/01/29		48	43,740
Summer BC Holdco B SARL, 5.75%, 10/31/26(h)	EUR	100	91,292
TEGNA, Inc.(g)
4.63%, 03/15/28	USD	150	140,250
5.00%, 09/15/29		19	17,971
Walt Disney Co., 2.75%, 09/01/49		9	6,424

			1,830,111

Metals & Mining — 0.8%
Commercial Metals Co., 3.88%, 02/15/31		156	124,772
FMG Resources August 2006 Pty. Ltd., 4.50%, 09/15/27(b)		10	8,925
Freeport-McMoRan, Inc.
5.00%, 09/01/27		10	9,922
5.25%, 09/01/29		10	9,550
Nexa Resources SA, 5.38%, 05/04/27(b)(g)		200	184,788

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Periama Holdings LLC, 5.95%, 04/19/26(h)	USD	200	$178,000
thyssenkrupp AG, 1.88%, 03/06/23(h)	EUR	43	43,904
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(h)	USD	200	178,000

			737,861

Oil, Gas & Consumable Fuels — 4.9%
BP Capital Markets PLC, (5 year EUR Swap + 4.12%), 3.63%(a)(h)(j)	EUR	150	130,928
Buckeye Partners LP
4.13%, 03/01/25(b)(g)	USD	87	80,547
3.95%, 12/01/26		10	8,747
California Resources Corp., 7.13%, 02/01/26(b)		137	133,963
Centennial Resource Production LLC(b)(g)
5.38%, 01/15/26		834	752,317
6.88%, 04/01/27		51	48,431
Cheniere Energy Partners LP
4.50%, 10/01/29(g)		165	147,296
3.25%, 01/31/32(b)		16	12,600
Cheniere Energy, Inc., 4.63%, 10/15/28		50	45,029
Chesapeake Energy Corp.(b)
5.50%, 02/01/26		51	48,566
5.88%, 02/01/29		19	17,917
Citgo Holding, Inc., 9.25%, 08/01/24(b)(g)		38	36,765
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(g)		42	39,480
DCP Midstream Operating LP
5.38%, 07/15/25(g)		14	13,615
5.13%, 05/15/29		10	9,000
Ecopetrol SA, 4.63%, 11/02/31		40	30,200
EG Global Finance PLC, 4.38%, 02/07/25(h)	EUR	200	186,535
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(b)	USD	17	16,195
Geopark Ltd., 5.50%, 01/17/27(b)(g)		200	166,325
Hilong Holding Ltd., 9.75%, 11/18/24(h)		207	112,466
HTA Group Ltd., 7.00%, 12/18/25(b)(g)		200	166,787
IHS Holding Ltd., 6.25%, 11/29/28(b)(g)		200	159,500
Kinetik Holdings LP, 5.88%, 06/15/30(b)		20	19,052
Leviathan Bonds Ltd., 5.75%, 06/30/23(b)(g)		108	106,591
Matador Resources Co., 5.88%, 09/15/26(g)		18	17,303
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(b)(g)		200	160,000
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26(h)		200	181,500
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(g)		346	376,530
Oil & Gas Holding Co., 7.63%, 11/07/24(h)		200	205,725
OQ SAOC, 5.13%, 05/06/28(b)(g)		200	188,350
PDC Energy, Inc., 5.75%, 05/15/26		10	9,328
Petroleos Mexicanos
6.50%, 03/13/27(g)		279	240,847
5.95%, 01/28/31(g)		205	149,568
6.38%, 01/23/45(g)		185	111,231
6.75%, 09/21/47		41	25,113
Puma International Financing SA, 5.13%, 10/06/24(b)		200	181,000
SM Energy Co., 6.75%, 09/15/26		139	131,127
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27(g)		21	20,021
4.50%, 05/15/29		32	26,377
4.50%, 04/30/30(b)(g)		172	138,870

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.50%, 07/15/27	USD	13		$13,317
5.00%, 01/15/28		13		12,376
Transocean Guardian Ltd., 5.88%, 01/15/24(b)(g)		59		54,362

				4,731,797

Personal Products(b) — 0.3%
Coty, Inc., 6.50%, 04/15/26		40		36,878
GSK Consumer Healthcare Capital U.S. LLC, 4.00%, 03/24/52		250		214,053

				250,931

Pharmaceuticals — 0.9%
AbbVie, Inc., 4.88%, 11/14/48(g)		120		114,994
AstraZeneca PLC
2.13%, 08/06/50		9		6,009
3.00%, 05/28/51(g)		125		99,183
Bausch Health Cos., Inc.(b)
5.50%, 11/01/25(g)		30		26,349
5.75%, 08/15/27		9		7,455
4.88%, 06/01/28		18		14,086
Bristol-Myers Squibb Co., 2.55%, 11/13/50		9		6,367
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28(h)	EUR	100		89,040
Cigna Corp., 3.40%, 03/15/51(g)	USD	80		61,535
CVS Health Corp., 5.05%, 03/25/48(g)		85		81,366
Elanco Animal Health, Inc., 6.40%, 08/28/28		13		12,375
Eli Lilly & Co., 2.25%, 05/15/50		184		130,050
Johnson & Johnson, 2.25%, 09/01/50		9		6,284
Merck & Co., Inc.
2.45%, 06/24/50		9		6,321
2.75%, 12/10/51		38		28,062
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(h)	EUR	100		92,587
Rossini SARL, 6.75%, 10/30/25(h)		100		100,612

				882,675

Producer Durables: Miscellaneous — 0.1%
Salesforce, Inc., 2.90%, 07/15/51	USD	139		105,113

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 5.75%, 02/01/27(b)		13		12,336

Real Estate Management & Development — 2.6%
Adler Group SA, 3.25%, 08/05/25(h)	EUR	100		56,468
Agile Group Holdings Ltd., 5.75%, 01/02/25(g)(h)	USD	200		68,000
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)(g)		270		244,654
China Aoyuan Group Ltd., 7.95%, 02/19/23(e)(g)(h)(k)		200		18,350
China Evergrande Group, 10.50%, 04/11/24(e)(h)(k)		200		16,663
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25(g)(h)		200		118,000
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(h)	EUR	100		86,519
Dexin China Holdings Co. Ltd., 9.95%, 12/03/22(h)	USD	200		120,287
DIC Asset AG, 2.25%, 09/22/26(h)	EUR	100		69,689
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(e)(h)(k)	USD	200		16,500
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(g)		467		391,696
Howard Hughes Corp., 5.38%, 08/01/28(b)(g)		451		377,712
JGC Ventures Pte. Ltd.(i)
(3.00% PIK), 3.00%, 06/30/25(e)(h)(k)		239		113,063
(3.00% PIK), 3.00%, 06/30/25		4		1,630
(3.00% PIK), 3.00%, 06/30/25		—	(d)	119

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Kaisa Group Holdings Ltd., 11.95%, 10/22/22(e)(g)(h)(k)	USD	200	$27,163
KWG Group Holdings Ltd., 7.40%, 03/05/24(h)		200	41,000
MAF Sukuk Ltd., 4.64%, 05/14/29(h)		267	267,133
Modern Land China Co. Ltd., 11.50%, 11/13/22(c)(e)(h)(k)		200	32,000
Redsun Properties Group Ltd., 10.50%, 10/03/22(h)		200	48,000
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25(h)		200	98,000
Sunac China Holdings Ltd., 7.00%, 07/09/25(e)(h)(k)		200	28,000
Theta Capital Pte. Ltd., 8.13%, 01/22/25(h)		200	172,000
Times China Holdings Ltd., 6.20%, 03/22/26(h)		200	28,000
Yango Justice International Ltd., 8.25%, 11/25/23(e)(h)(k)		200	12,000
Yuzhou Group Holdings Co. Ltd., 7.38%, 01/13/26(e)(h)(k)		200	13,000

			2,465,646

Road & Rail — 0.3%
CMA CGM SA, 7.50%, 01/15/26(h)	EUR	100	107,082
CSX Corp., 2.50%, 05/15/51	USD	9	6,055
Getlink SE, 3.50%, 10/30/25(h)	EUR	100	99,913
Norfolk Southern Corp., 2.90%, 08/25/51	USD	135	96,670

			309,720

Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc., 2.95%, 10/01/51		42	32,045
Broadcom, Inc., 3.75%, 02/15/51(b)(g)		165	122,243
Intel Corp., 3.10%, 02/15/60		2	1,428
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, 11/30/51		9	6,232

			161,948

Software — 0.6%
Boxer Parent Co., Inc., 6.50%, 10/02/25(h)	EUR	100	98,130
Microsoft Corp.
2.92%, 03/17/52	USD	120	94,658
2.68%, 06/01/60		9	6,453
Oracle Corp.
3.60%, 04/01/50(g)		294	204,229
3.95%, 03/25/51		23	16,893
Playtika Holding Corp., 4.25%, 03/15/29(b)		182	150,150

			570,513

Specialty Retail — 0.1%
Goldstory SASU, 5.38%, 03/01/26(h)	EUR	100	88,211

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
2.40%, 08/20/50	USD	9	6,316
2.65%, 02/08/51(g)		80	58,961
Dell International LLC/EMC Corp.
8.35%, 07/15/46		21	26,152
3.45%, 12/15/51(b)		9	6,089

			97,518

Textiles, Apparel & Luxury Goods — 0.0%
Under Armour, Inc., 3.25%, 06/15/26		10	8,605

Thrifts & Mortgage Finance — 0.6%
doValue SpA, 3.38%, 07/31/26(h)	EUR	102	92,094
Jerrold Finco PLC, 4.88%, 01/15/26(h)	GBP	100	106,879
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)	USD	11	9,542

Security		Par (000)	Value

Thrifts & Mortgage Finance (continued)
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.(b)
3.63%, 03/01/29	USD	228	$179,281
3.88%, 03/01/31		56	41,960
United Wholesale Mortgage LLC, 5.75%, 06/15/27(b)		153	122,669

			552,425

Transportation Infrastructure — 0.6%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)(g)		200	157,413
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)(g)		200	180,375
FedEx Corp., 4.05%, 02/15/48(g)		80	66,951
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(h)		200	167,850

			572,589

Utilities — 1.4%
Genneia SA, 8.75%, 09/02/27(b)		93	87,334
Inkia Energy Ltd., 5.88%, 11/09/27(b)		200	181,850
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(h)		250	201,141
Orano SA, 2.75%, 03/08/28(h)	EUR	100	88,421
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)(g)	USD	240	203,370
Veolia Environnement SA, (5 year EUR Swap + 2.84%), 2.50%(a)(h)(j)	EUR	300	237,390
Vistra Operations Co. LLC(b)(g)
5.50%, 09/01/26	USD	17	16,054
5.63%, 02/15/27		23	21,626
5.00%, 07/31/27		343	311,825

			1,349,011

Wireless Telecommunication Services — 1.6%
Altice France SA(h)
2.50%, 01/15/25	EUR	200	182,732
2.13%, 02/15/25		100	90,388
5.88%, 02/01/27		100	90,805
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31(g)	USD	164	141,438
Kenbourne Invest SA, 6.88%, 11/26/24(b)(g)		234	212,838
Millicom International Cellular SA, 5.13%, 01/15/28(h)		242	206,390
T-Mobile USA, Inc., 3.30%, 02/15/51(g)		165	120,150
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		13	12,161
4.63%, 06/15/25		59	56,124
4.50%, 09/01/26		9	8,280
4.25%, 12/01/26		22	20,093
3.75%, 02/15/27		13	11,434
4.63%, 12/01/29(g)		200	178,791
4.13%, 08/15/30		17	14,670
Vmed O2 U.K. Financing I PLC(h)
3.25%, 01/31/31	EUR	100	80,494
4.50%, 07/15/31	GBP	100	95,862

			1,522,650

Total Corporate Bonds — 53.0% (Cost: $61,707,195)			51,173,919

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Floating Rate Loan Interests(a)

Air Freight & Logistics — 0.0%
Kestrel Bidco, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.03%, 12/11/26	USD	—	(d)	$172

Airlines — 0.6%
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.44%, 02/05/24		597		576,000

Building Materials — 0.5%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%,), 4.57%, 04/12/28		612		504,923
MI Windows & Doors LLC, 2022 Term Loan, (SOFR + 3.50%), 5.13%, 12/18/27		30		28,197

				533,120

Building Products — 0.0%
Advanced Drainage Systems, Inc., Term Loan B, (SOFR + 2.25%), 3.40%, 07/31/26		—	(d)	75

Chemicals — 0.1%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		107		94,952

Commercial Services & Supplies — 0.4%
Interface Security Systems LLC, Term Loan, (1.00% PIK), 1.00%, 08/07/23(c)(i)		431		417,434

Diversified Consumer Services — 0.3%
Spectacle Gary Holdings LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.92%, 11/19/28		345		334,504

Diversified Financial Services — 4.4%
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 5.25%, 02/17/23(c)		42		4,620
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		47		38,430
Luxembourg Life Fund, 2021 Term Loan, (3 mo. LIBOR + 9.25%), 11.50%, 04/01/23(c)		2,805		2,790,975
Oafit A Note Upsize, (1 mo. LIBOR + 5.50%), 8.00%, 01/21/24(c)	AUD	1,740		1,187,584
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27	USD	200		183,714

				4,205,323

Health Care Providers & Services — 0.1%
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.17%, 03/06/25		102		97,013

Hotels, Restaurants & Leisure — 0.7%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.42%, 02/02/26		169		150,290
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 5.17%, 07/20/25		159		153,077
ECL Entertainment LLC, Term Loan, (3 mo. LIBOR + 7.50%, 0.75% Floor), 9.75%, 05/01/28		109		106,110
Fertitta Entertainment LLC, 2022 Term Loan B, (SOFR + 4.00%), 5.53%, 01/27/29		249		228,410

				637,887

Security		Par (000)	Value

Media — 0.7%
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.17%, 12/12/26	USD	351	$321,813
Diamond Sports Group LLC, Term Loan, (PRIME + 2.25%), 7.00%, 08/24/26		601	138,248
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.17%, 05/29/26		231	220,611

			680,672

Oil, Gas & Consumable Fuels — 0.2%
Citgo Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.67%, 08/01/23		150	148,113

Pharmaceuticals — 0.3%
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.67%, 11/15/27		329	310,010

Trading Companies & Distributors — 0.2%
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28(c)		30	26,302
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.92%, 02/28/28		164	156,047

			182,349

Total Floating Rate Loan Interests — 8.5% (Cost: $9,086,258)			8,217,624

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond, 2.50%, 07/09/41(g)(m)		262	67,358

Bahrain — 0.2%
Bahrain Government International Bond, 6.75%, 09/20/29(h)		200	190,975

Chile — 0.2%
Chile Government International Bond, 4.34%, 03/07/42		200	178,500

Colombia — 0.4%

Colombia Government International Bond(g)
3.13%, 04/15/31		340	252,195
4.13%, 05/15/51		200	120,100

			372,295

Dominican Republic — 0.4%

Dominican Republic International Bond
5.50%, 02/22/29(b)		175	152,064
4.88%, 09/23/32(b)(g)		155	119,137
6.40%, 06/05/49(h)		150	111,544

			382,745

Egypt — 0.2%
Egypt Government International Bond, 8.50%, 01/31/47(g)(h)		284	166,850

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Guatemala — 0.4%
Guatemala Government Bond
4.50%, 05/03/26(h)	USD	200	$192,162
5.38%, 04/24/32(b)(g)		200	184,163

			376,325

Hungary — 0.2%
Hungary Government International Bond, 5.25%, 06/16/29(b)		200	199,271

Indonesia — 0.5%
Indonesia Government International Bond(g)
3.50%, 01/11/28		265	252,545
4.75%, 02/11/29		200	201,772

			454,317

Ivory Coast — 0.2%
Ivory Coast Government International Bond, 6.38%, 03/03/28(h)		200	176,787

Mexico — 0.1%
Mexico Government International Bond, 4.35%, 01/15/47(g)		200	152,538

Morocco — 0.2%
Morocco Government International Bond, 3.00%, 12/15/32(b)		261	185,310

Nigeria — 0.1%
Nigeria Government International Bond, 7.88%, 02/16/32(h)		200	138,500

Oman — 0.3%
Oman Government International Bond, 6.50%, 03/08/47(h)		306	256,657

Panama — 0.2%
Panama Government International Bond, 4.50%, 04/16/50(g)		200	163,413

Paraguay — 0.2%
Paraguay Government International Bond, 5.40%, 03/30/50(b)(g)		300	231,994

Peru — 0.1%
Peruvian Government International Bond, 3.30%, 03/11/41(g)		170	128,010

Romania — 0.4%
Romanian Government International Bond(b)
5.25%, 11/25/27		174	165,735
3.00%, 02/14/31(g)		124	95,387
3.63%, 03/27/32(g)		238	185,833

			446,955

Saudi Arabia — 0.2%
Saudi Government International Bond, 3.75%, 01/21/55(h)		200	163,750

South Africa — 0.5%
Republic of South Africa Government Bond, 8.50%, 01/31/37	ZAR	4,125	200,282

Security		Par (000)	Value

South Africa (continued)
Republic of South Africa Government International Bond
4.85%, 09/30/29	USD	200	$170,725
5.88%, 04/20/32		200	169,000

			540,007

Sri Lanka — 0.1%
Sri Lanka Government International Bond, 6.85%, 03/14/24(e)(h)(k)		400	112,044

Ukraine — 0.2%
Ukraine Government International Bond
8.99%, 02/01/24(g)(h)		200	50,000
7.75%, 09/01/25(h)		110	27,225
7.25%, 03/15/33(b)(g)		400	98,000

			175,225

Total Foreign Agency Obligations — 5.4% (Cost: $7,063,355)			5,259,826

Municipal Bonds

Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43		21	10,441
0.00%, 11/01/51		215	92,450
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		85	26,001

			128,892

Total Municipal Bonds — 0.1% (Cost: $135,983)			128,892

Non-Agency Mortgage-Backed Securities

Banks — 3.6%
Western Alliance Bank, 7.70%, 12/28/24		3,510	3,507,962

Collateralized Mortgage Obligations(b) — 5.1%
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)		1,037	990,665
Connecticut Avenue Securities Trust(a)
Series 2021-R01, Class 1B2, (30 day SOFR + 6.00%), 6.93%, 10/25/41		137	113,928
Series 2022-R01, Class 1B2, (30 day SOFR + 6.00%), 6.93%, 12/25/41		169	137,641
Credit Suisse Mortgage Capital Certificates Trust
Series 2021-JR1, Class A2, 3.50%, 09/27/66(a)		507	461,472
Series 2021-JR1, Class B2, 25.21%, 09/27/66		877	762,177
Series 2021-JR1, Class PT2, 8.94%, 07/26/60(a)(c)		766	268,256
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36		1,902	1,187,445
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, (1 mo. LIBOR), 6.98%, 02/25/38(a)		3,514	1,007,798

			4,929,382

Commercial Mortgage-Backed Securities — 10.3%
Ashford Hospitality Trust, Series 2018-ASHF, Class E, (1 mo. LIBOR US + 3.10%), 4.42%, 04/15/35(a)(b)		125	113,698
BX Commercial Mortgage Trust, Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 3.97%, 10/15/36(a)(b)		1,445	1,358,323

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Trust(a)(b)
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 5.22%, 01/15/34	USD	100	$92,585
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 4.92%, 06/15/36		130	120,372

Citigroup Commercial Mortgage Trust(a)(b)
Series 2019-PRM, Class E, 4.89%, 05/10/36		500	502,763
Series 2019-PRM, Class F, 4.89%, 05/10/36		750	751,978
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 4.82%, 11/15/37(a)(b)		127	120,454
Commercial Mortgage Trust, Series 2013-GAM, Class E, 3.53%, 02/10/28(a)(b)		250	225,054
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Class E, (1 mo. LIBOR US + 3.50%), 4.83%, 11/15/38		250	235,668
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 7.48%, 10/15/37		300	284,735
Series 2020-NET, Class E, 3.83%, 08/15/37		750	674,561
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class C, 5.09%, 11/15/51(a)		750	674,421
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(b)		275	250,392
ELP Commercial Mortgage Trust, Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 4.94%, 11/15/38(a)(b)		125	114,464
GS Mortgage Securities Corp. Trust, Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 4.76%, 11/15/36(a)(b)		120	112,063
HONO Mortgage Trust, Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 5.72%, 10/15/36(a)(b)		125	117,648
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(b)		700	541,305
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class F, (30 day SOFR + 3.54%), 4.82%, 04/15/37(a)(b)		100	91,995
MED Trust, Class G, (1 mo. LIBOR US + 5.25%), 6.58%, 11/15/38(a)(b)		120	108,037
MF1 Trust, Series 2021-W10, Class G, (30 day SOFR + 4.22%), 5.50%, 12/15/34(a)(b)(c)		120	110,400
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50(b)		625	482,561

Morgan Stanley Capital I Trust(b)
Series 2014-150E, Class F, 4.44%, 09/09/32(a)		700	622,594
Series 2017-H1, Class D, 2.55%, 06/15/50		378	290,611
Series 2018-MP, Class E, 4.42%, 07/11/40(a)		372	290,387
Series 2019-H7, Class D, 3.00%, 07/15/52		750	555,155
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.74%, 12/15/36(a)		400	377,721
MTN Commercial Mortgage Trust, Class F, (30 day SOFR + 5.29%), 6.56%, 03/15/39(a)(b)		100	94,446
SREIT Trust, Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 5.24%, 11/15/36(a)(b)		100	93,314

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
TPGI Trust, Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 5.17%, 06/15/26(a)(b)	USD	130	$118,987
UBS-Barclays Commercial Mortgage Trust, Series 2012- C3, Class D, 5.19%, 08/10/49(a)(b)		270	268,869
Wells Fargo Commercial Mortgage Trust, Series 2020- SDAL, Class E, (1 mo. LIBOR US + 2.74%), 4.06%, 02/15/37(a)(b)		150	139,839

			9,935,400

Total Non-Agency Mortgage-Backed Securities — 19.0% (Cost: $19,978,624)			18,372,744

Preferred Securities

Capital Trusts — 6.4%(a)

Automobiles(h)(j) — 0.3%
Volkswagen International Finance NV
4.38%	EUR	100	84,083
3.88%		200	173,546

			257,629

Banks(j) — 1.8%
ABN AMRO Bank NV, 4.75%(h)		200	178,655
AIB Group PLC, 6.25%(h)		400	389,787
Banco Mercantil del Norte SA(b)(g)
5.88%	USD	200	166,788
6.75%		300	281,625
CaixaBank SA, 6.38%(h)	EUR	200	207,494
Credit Agricole SA, 4.75%(b)(g)	USD	440	341,953
TMBThanachart Bank PCL, 4.90%(h)		200	182,412

			1,748,714

Chemicals(h)(j) — 0.4%
Lenzing AG, 5.75%	EUR	100	99,872
Solvay SA, 2.50%		300	269,192

			369,064

Diversified Financial Services(j) — 1.4%
Banco Santander SA, 3.63%(h)		200	145,204
Barclays PLC
8.00%	USD	200	196,500
6.13%(g)		200	185,695
8.88%(h)	GBP	200	241,453
Credit Suisse Group AG, 6.25%(b)(g)	USD	200	182,000
NatWest Group PLC, 8.00%(f)		200	197,850
UBS Group AG(b)
4.88%(g)		220	184,021
7.00%		50	48,706

			1,381,429

Diversified Telecommunication Services — 0.7%
British Telecommunications PLC, 4.25%, 11/23/81(b)(g)		200	174,087
Telefonica Europe BV(h)(j)
4.38%	EUR	100	99,939
2.38%		500	370,256

			644,282

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 0.2%
Iberdrola International BV, 1.83%(h)(j)	EUR	200	$152,456

Insurance(h)(j) — 0.3%
Allianz SE, 3.20%	USD	200	146,000
BUPA Finance PLC, 4.00%	GBP	200	162,393

			308,393

Internet & Direct Marketing Retail — 0.1%
Rakuten Group, Inc., 4.25%(h)(j)	EUR	200	144,642

Media — 0.1%
SES SA, 2.88%(h)(j)		100	87,504

Oil, Gas & Consumable Fuels(h)(j) — 0.3%
Eni SpA, Series NC9, 2.75%		200	154,027
Repsol International Finance BV
3.75%		100	94,347
4.25%		100	89,600

			337,974

Pharmaceuticals — 0.2%
Bayer AG, 3.13%, 11/12/79(h)		300	239,325

Real Estate Management & Development — 0.2%
NWD Finance BVI Ltd., 4.13%(h)(j)	USD	200	169,000

Tobacco(h)(j) — 0.2%
British American Tobacco PLC
Series 5.25, 3.00%	EUR	100	75,512
Series NC8, 3.75%		100	72,748

			148,260

Utilities — 0.1%
Electricite de France SA, 3.38%(h)(j)		200	136,225

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 4.20%, 10/03/78(h)		100	92,220

			6,217,117

Total Preferred Securities — 6.4% (Cost: $8,100,740)			6,217,117

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities(a)(b) — 1.1%
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/27	USD	130	120,226
Series 2019-K99, Class C, 3.76%, 10/25/52		1,000	904,292

			1,024,518

Total U.S. Government Sponsored Agency Securities — 1.1% (Cost: $1,124,513)			1,024,518

Total Long-Term Investments — 120.6% (Cost: $134,612,674)			116,498,744

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33%(n)(o)	3,973,620	$3,973,620

Total Short-Term Securities — 4.1% (Cost: $ 3,973,620)		3,973,620

Options Purchased — 0.1% (Cost: $ 91,287)		34,343

Total Investments Before Options Written — 124.8% (Cost: $ 138,677,581)		120,506,707

Options Written — (0.0)% (Premiums Received: $(38,580))		(28,090)

Total Investments, Net of Options Written — 124.8% (Cost: $ 138,639,001)		120,478,617

Liabilities in Excess of Other Assets — (24.8)%		(23,903,225)

Net Assets — 100.0%		$96,575,392

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than 1,000.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Perpetual security with no stated maturity date.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	When-issued security.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	Affiliate of the Trust.
(o)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,817,225	$—	$(843,605	)(a)	$—	$—	$3,973,620	3,973,620	$6,238	$—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	2,806,508	—	(2,514,562)		(98,058)	(193,888)	—	—	40,365	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	4,365,308	(4,464,705)		99,397	—	—	—	—	—

					$1,339	$(193,888)	$3,973,620		$46,603	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	1.70	%(b)	06/29/21	Open		$142,212	$142,927	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/21	Open		285,106	286,866	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	06/29/21	Open		28,178	28,351	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	(b)	06/29/21	Open		185,750	186,991	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	(b)	06/29/21	Open		231,875	233,424	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	(b)	06/29/21	Open		180,000	181,203	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.10	(b)	06/29/21	Open		247,569	249,654	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	(b)	06/29/21	Open		181,148	182,543	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	(b)	07/16/21	Open		191,719	192,452	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.80	(b)	07/16/21	Open		122,381	122,869	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	07/16/21	Open		94,500	94,876	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		10,384	10,445	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		523,320	526,413	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		8,100	8,148	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		540,646	543,841	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		650,520	654,364	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		14,896	14,984	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		13,366	13,445	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		351,312	353,389	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		12,200	12,272	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		843,165	848,148	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		10,815	10,879	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		7,800	7,846	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		600,600	604,149	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		9,945	10,004	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		10,005	10,064	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		14,040	14,123	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		13,876	13,958	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		13,040	13,117	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		164,145	165,115	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		288,300	290,004	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	07/16/21	Open		13,685	13,766	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	(b)	07/16/21	Open		562,005	566,139	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		380,250	382,131	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		364,080	365,881	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		615,994	619,040	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		236,857	238,029	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		398,701	400,673	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		193,480	194,437	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		391,806	393,744	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		254,625	255,884	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		170,500	171,343	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		255,510	256,774	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	1.90	%(b)	07/16/21	Open		$329,640	$331,270	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		311,355	312,895	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	07/16/21	Open		270,800	272,139	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	09/23/21	Open		424,235	426,347	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	10/19/21	Open		227,272	227,923	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	10/19/21	Open		169,250	169,734	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	10/19/21	Open		171,750	172,241	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	10/19/21	Open		260,887	261,726	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	10/19/21	Open		188,250	189,122	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	01/25/22	Open		251,020	251,729	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	02/08/22	Open		201,500	201,988	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.80	(b)	02/08/22	Open		75,915	76,088	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	02/08/22	Open		64,700	64,847	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	02/08/22	Open		135,300	135,608	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	02/08/22	Open		80,006	80,188	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	02/08/22	Open		77,700	77,877	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	02/08/22	Open		128,800	129,093	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.80	(b)	02/08/22	Open		123,000	123,280	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/08/22	Open		160,658	161,150	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/08/22	Open		169,250	169,768	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	(b)	02/08/22	Open		76,820	77,055	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		147,675	147,993	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		134,700	134,990	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		70,100	70,251	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		65,400	65,541	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		80,375	80,548	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		70,869	71,022	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		147,500	147,818	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		71,719	71,873	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.77	(b)	02/08/22	Open		146,200	146,515	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.78	(b)	02/08/22	Open		180,548	180,944	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.78	(b)	02/08/22	Open		92,650	92,853	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	02/08/22	Open		215,985	216,476	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.80	(b)	02/08/22	Open		388,850	389,734	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.80	(b)	02/08/22	Open		185,250	185,671	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/08/22	Open		185,750	186,304	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/08/22	Open		188,925	189,489	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/08/22	Open		174,500	175,021	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/08/22	Open		183,250	183,797	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.98	(b)	02/08/22	Open		85,553	85,808	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		72,000	72,150	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		108,375	108,600	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		66,600	66,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		69,594	69,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		97,856	98,059	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		80,000	80,166	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		93,925	94,120	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		136,013	136,295	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		67,800	67,941	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.75	(b)	02/08/22	Open		136,600	136,884	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.87	(b)	02/08/22	Open		77,288	77,485	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.87	(b)	02/08/22	Open		200,317	200,828	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.87	(b)	02/08/22	Open		136,310	136,658	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.87	(b)	02/08/22	Open		119,250	119,554	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		18,000	18,057	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		132,495	132,917	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		40,645	40,774	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		88,234	88,515	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		496,357	497,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		44,816	44,959	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		568,177	569,986	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		176,282	176,844	Corporate Bonds	Open/Demand

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A.	2.05	%(b)	02/11/22	Open		$201,780	$202,422	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		93,585	93,883	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		201,162	201,803	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/11/22	Open		173,610	174,163	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/11/22	Open		127,533	127,987	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	02/14/22	Open		215,760	216,240	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		65,975	66,184	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		28,481	28,572	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		33,250	33,355	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	02/14/22	Open		217,271	217,960	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.08	(b)	02/14/22	Open		270,856	271,745	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		266,693	267,639	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		177,250	177,879	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		19,320	19,389	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		223,125	223,916	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		49,140	49,314	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		16,554	16,612	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		205,942	206,673	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		163,000	163,578	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		82,750	83,043	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		30,538	30,646	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		20,269	20,341	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		30,000	30,106	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		293,807	294,849	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		27,338	27,434	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		20,039	20,110	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		42,525	42,676	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	(b)	02/14/22	Open		26,318	26,411	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	02/22/22	Open		226,582	227,087	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.15	(b)	03/01/22	Open		124,475	124,883	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.70	(b)	03/03/22	Open		161,170	161,483	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.80	(b)	03/03/22	Open		245,625	246,182	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.85	(b)	03/03/22	Open		241,019	241,560	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	03/03/22	Open		188,250	188,735	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.95	(b)	03/03/22	Open		127,750	128,079	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		189,810	190,331	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		12,285	12,319	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		31,866	31,954	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		541,031	542,515	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		151,000	151,414	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		22,783	22,845	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		22,945	23,008	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		15,045	15,086	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		170,500	170,968	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		168,250	168,712	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		73,733	73,935	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		222,750	223,361	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		310,500	311,352	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		31,445	31,531	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		30,770	30,854	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		141,860	142,249	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		42,060	42,175	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		161,955	162,399	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		174,115	174,593	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/03/22	Open		36,908	37,009	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	(b)	03/03/22	Open		190,066	190,619	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	(b)	03/03/22	Open		153,750	154,197	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	(b)	03/03/22	Open		29,000	29,084	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	(b)	03/03/22	Open		209,751	210,361	Capital Trusts	Open/Demand
RBC Capital Markets LLC	1.78	(b)	03/03/22	Open		439,420	440,306	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.97	(b)	03/04/22	Open		431,584	432,708	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.97	(b)	03/04/22	Open		165,250	165,680	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	1.55	%(b)	03/08/22	Open		$93,775	$93,906	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.75	(b)	03/08/22	Open		223,725	224,146	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	03/08/22	Open		125,519	125,874	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	(b)	03/16/22	Open		128,250	128,440	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.15	(b)	03/16/22	Open		173,750	174,272	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.15	(b)	03/16/22	Open		168,500	169,006	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.80	(b)	03/16/22	Open		180,000	180,355	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	03/16/22	Open		151,119	151,462	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/17/22	Open		137,250	137,612	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.80	(b)	03/17/22	Open		401,144	401,969	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.85	(b)	03/17/22	Open		236,725	237,246	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		87,885	88,104	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.95	(b)	03/17/22	Open		177,300	177,742	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	(b)	03/17/22	Open		67,479	67,657	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.00	(b)	03/30/22	Open		162,250	162,634	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	(b)	04/08/22	Open		100,625	100,472	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	(b)	04/11/22	Open		228,231	228,512	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.97	(b)	04/12/22	Open		236,184	236,664	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.05	(b)	04/12/22	Open		231,875	232,387	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.96	(b)	04/13/22	Open		154,345	154,652	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	(b)	04/13/22	Open		69,362	69,506	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	1.90	(b)	05/03/22	Open		170,729	170,985	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.90	(b)	05/03/22	Open		107,357	107,518	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.99	(b)	05/10/22	Open		195,000	195,347	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.77	(b)	06/07/22	Open		73,631	73,683	Corporate Bonds	Open/Demand

						$32,460,431	$32,579,282

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Treasury Note	80	09/21/22	$9,469	$(130,555)
U.S. Long Bond	8	09/21/22	1,105	(23,766)

				(154,321)

Short Contracts
Euro BTP	1	09/08/22	129	(3,616)
10-Year Japanese Government Treasury Bonds	1	09/12/22	1,095	3,314
10-Year U.S. Ultra Long Treasury Note	98	09/21/22	12,452	203,532
Ultra U.S. Treasury Bond	7	09/21/22	1,080	3,671
2-Year U.S. Treasury Note	23	09/30/22	4,826	23,298
5-Year U.S. Treasury Note	60	09/30/22	6,728	21,691

				251,890

				$97,569

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	100,000	USD	105,004	JPMorgan Chase Bank N.A.	09/21/22	$374
EUR	257,603	USD	269,791	Morgan Stanley & Co. International PLC	09/21/22	1,666

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,537,925	USD	1,614,471	UBS AG	09/21/22	$6,167
GBP	114,341	USD	137,280	Morgan Stanley & Co. International PLC	09/21/22	2,116
USD	1,952,383	AUD	2,706,000	Deutsche Bank AG	09/21/22	83,349
USD	343,656	AUD	480,000	UBS AG	09/21/22	12,120
USD	104,781	CAD	134,000	JPMorgan Chase Bank N.A.	09/21/22	664
USD	6,857,699	EUR	6,368,000	BNP Paribas S.A.	09/21/22	147,215
USD	5,179,919	EUR	4,811,234	Deutsche Bank AG	09/21/22	109,926
USD	242,812	GBP	197,000	Deutsche Bank AG	09/21/22	2,645
USD	880,619	GBP	710,000	Deutsche Bank AG	09/21/22	15,042
USD	874,365	GBP	697,000	Morgan Stanley & Co. International PLC	09/21/22	24,638
USD	24,194	IDR	352,392,110	JPMorgan Chase Bank N.A.	09/21/22	694
USD	76,975	ZAR	1,192,178	Morgan Stanley & Co. International PLC	09/21/22	4,277
USD	155,000	ZAR	2,402,147	Morgan Stanley & Co. International PLC	09/21/22	8,519

						419,412

EUR	431,694	USD	458,868	Bank of America N.A.	09/21/22	(3,957)
USD	101,055	AUD	147,000	Morgan Stanley & Co. International PLC	09/21/22	(478)

						(4,435)

						$414,977

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put iShares iBoxx $ Investment Grade Corporate Bond ETF	241	08/19/22	USD	108.00	USD	2,652	$34,343

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 2.29%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55%	USD	345	$—
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 2.29%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	345	—

										$0

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put iShares iBoxx $ High Yield Corporate Bond ETF	115	08/19/22	USD	72.00	USD	847	$(17,365)
iShares iBoxx $ Investment Grade Corporate Bond ETF	241	08/19/22	USD	103.00	USD	2,652	(10,725)

							$(28,090)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.33.V13	5.00%	Quarterly	12/20/24	CC-		USD 6,380		$74,753	$(4,012)	$78,765
CDX.NA.HY.34.V10	5.00	Quarterly	06/20/25	CC		USD 5,278		7,095	(3,376)	10,471
CDX.NA.HY.38.V2	5.00	Quarterly	06/20/27	B+		USD 317		(8,803)	(9,028)	225

								$73,045	$(16,416)	$89,461

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

0.52%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	06/21/24	USD	2,250	$118,451	$82,495	$35,956
3-Month LIBOR, 2.29%	Quarterly	1.42%	Semi-Annual	N/A	01/11/27	USD	2,585	(167,928)	(115,179)	(52,749)
1-Day SOFR, 0.82%	Annual	1.56%	Annual	N/A	03/08/27	USD	2,933	(147,721)	(80,701)	(67,020)
1.54%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	05/28/31	USD	88	10,422	6,359	4,063
1.97%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	05/28/51	USD	42	8,124	3,623	4,501

								$(178,652)	$(103,403)	$(75,249)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	4	$(182)	$153	$(335)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	4	(172)	143	(315)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	2	(81)	68	(149)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	5,000	(854,607)	(7,713)	(846,894)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	5,000	(854,607)	(19,776)	(834,831)

									$(1,709,649)	$(27,125)	$(1,682,524)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Trust		Received by the Trust								Upfront Premium	Unrealized
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation (Depreciation)

1-Day SOFR minus 2.00%, 0.82%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas SA	N/A	08/05/22	USD	1,960	$(97,529)	$—	$(97,529)

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$92,477	$(212,296)	$133,981	$(119,769)	$—
OTC Swaps	364	(27,489)	—	(1,780,053)	—
Options Written	N/A	N/A	17,417	(6,927)	(28,090)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$255,506	$—	$255,506
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	419,412	—	—	419,412
Options purchased
Investments at value — unaffiliated(b)	—	—	34,343	—	—	—	34,343
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	89,461	—	—	44,520	—	133,981
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	364	—	—	—	—	364

	$—	$89,825	$34,343	$419,412	$300,026	$—	$843,606

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$157,937	$—	$157,937
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,435	—	—	4,435
Options written
Options written at value	—	—	28,090	—	—	—	28,090
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	119,769	—	119,769
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,710,013	97,529	—	—	—	1,807,542

	$—	$1,710,013	$125,619	$4,435	$277,706	$—	$2,117,773

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,562,606	$—	$1,562,606
Forward foreign currency exchange contracts	—	—	—	918,108	—	—	918,108
Options purchased(a)	—	—	301,490	(36,725)	—	—	264,765
Options written	—	—	(81,781)	13,545	6,043	—	(62,193)
Swaps	—	750,981	7,751	—	(160,104)	—	598,628

	$—	$750,981	$227,460	$894,928	$1,408,545	$—	$3,281,914

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$132,482	$—	$132,482
Forward foreign currency exchange contracts	—	—	—	582,055	—	—	582,055
Options purchased(b)	—	—	(16,739)	—	(21,547)	—	(38,286)
Options written	—	—	2,340	—	(2,980)	—	(640)
Swaps	—	(2,019,200)	(97,529)	—	(102,505)	—	(2,219,234)

	$—	$(2,019,200)	$(111,928)	$582,055	$5,450	$—	$(1,543,623)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,216,961
Average notional value of contracts — short	$27,649,528
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$19,728,498
Average amounts sold — in USD	$4,974,529
Options:
Average value of option contracts purchased	$68,723
Average value of option contracts written	$26,308
Average notional value of swaption contracts purchased	$689,324
Average notional value of swaption contracts written	$—	(a)
Credit default swaps:
Average notional value — sell protection	$21,886,890
Interest rate swaps:
Average notional value — pays fixed rate	$2,380,011
Average notional value — receives fixed rate	$6,168,860
Total return swaps:
Average notional value	$980,083

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$76,897		$163,509
Forward foreign currency exchange contracts	419,412		4,435
Options	34,343	(a)	28,090
Swaps — centrally cleared	23,641		—
Swaps — OTC(b)	364		1,807,542

Total derivative assets and liabilities in the Statements of Assets and Liabilities	554,657		2,003,576

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(134,881)		(191,599)

Total derivative assets and liabilities subject to an MNA	$419,776		$1,811,977

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

BNP Paribas S.A.	$147,215	$—	$—	$—	$147,215
Deutsche Bank AG	210,962	—	—	—	210,962
JPMorgan Chase Bank N.A.	2,096	(799)	—	—	1,297
Morgan Stanley & Co. International PLC	41,216	(41,216)	—	—	—
UBS AG	18,287	—	—	—	18,287

	$419,776	$(42,015)	$—	$—	$377,761

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$3,957	$—	$—	$—	$3,957
BNP Paribas SA	97,529	—	—	—	97,529
JPMorgan Chase Bank N.A.	799	(799)	—	—	—
Morgan Stanley & Co. International PLC	1,709,692	(41,216)	—	(1,550,000)	118,476

	$1,811,977	$(42,015)	$—	$(1,550,000)	$219,962

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$25,683,483	$65,163	$25,748,646
Common Stocks	355,458	—	—	355,458
Corporate Bonds	—	49,873,826	1,300,093	51,173,919
Floating Rate Loan Interests	—	3,790,709	4,426,915	8,217,624
Foreign Agency Obligations	—	5,259,826	—	5,259,826
Municipal Bonds	—	128,892	—	128,892
Non-Agency Mortgage-Backed Securities	—	17,994,088	378,656	18,372,744
Preferred Securities Capital Trusts	—	6,217,117	—	6,217,117
U.S. Government Sponsored Agency Securities	—	1,024,518	—	1,024,518
Short-Term Securities
Money Market Funds	3,973,620	—	—	3,973,620
Options Purchased
Equity Contracts	34,343	—	—	34,343
Interest Rate Contracts	—	—	—	—

	$4,363,421	$109,972,459	$6,170,827	$120,506,707

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$89,461	$—	$89,461
Foreign Currency Exchange Contracts	—	419,412	—	419,412
Interest Rate Contracts	255,506	44,520	—	300,026
Liabilities
Credit Contracts	—	(1,682,524)	—	(1,682,524)
Equity Contracts	(28,090)	(97,529)	—	(125,619)
Foreign Currency Exchange Contracts	—	(4,435)	—	(4,435)
Interest Rate Contracts	(157,937)	(119,769)	—	(277,706)

	$69,479	$(1,350,864)	$—	$(1,281,385)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $32,579,282 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total

Assets

Opening balance, as of December 31, 2021	$65,038	$1,005,613	$3,280,642	$786,988	$5,138,281
Transfers into Level 3	—	35,938	30,146	120,355	186,439
Transfers out of Level 3	—	—	—	(491,044)	(491,044)
Accrued discounts/premiums	—	—	8,224	11	8,235
Net realized gain (loss)	—	—	78	27,705	27,783
Net change in unrealized appreciation (depreciation)(a)(b)	125	(71,701)	(118,879)	(17,221)	(207,676)
Purchases	—	361,271	1,258,018	—	1,619,289
Sales	—	(31,028)	(31,314)	(48,138)	(110,480)

Closing balance, as of June 30, 2022	$65,163	$1,300,093	$4,426,915	$378,656	$6,170,827

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022(b)	$125	$(71,701)	$(119,346)	$(17,221)	$(208,143)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $506,741. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Corporate Bonds	$1,268,093	Income	Discount Rate	6% - 9%	9%

Floating Rate Loan Interests	4,395,993	Income	Discount Rate	9% - 13%	12%

	$5,664,086

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

June 30, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

ASSETS
Investments, at value — unaffiliated(a)	$259,651,614	$116,533,087
Investments, at value — affiliated(b)	10,590,362	3,973,620
Cash pledged:
Collateral — reverse repurchase agreements	5,366,306	3,640,401
Collateral — exchange-traded options written	—	40,000
Collateral — OTC derivatives	4,922,000	1,550,000
Futures contracts	903,000	363,000
Centrally cleared swaps	2,730,000	1,067,000
Foreign currency, at value(c)	534,417	157,092
Receivables:
Investments sold	10,335,996	2,948,975
Swaps	—	7,751
Dividends — affiliated	11,885	3,654
Interest — unaffiliated	3,563,233	1,388,997
Variation margin on futures contracts	208,545	76,897
Variation margin on centrally cleared swaps	224,032	23,641
Swap premiums paid	710	364
Unrealized appreciation on forward foreign currency exchange contracts	1,030,014	419,412
Prepaid expenses	1,238	498

Total assets	300,073,352	132,194,389

LIABILITIES
Bank overdraft	308,750	516,667
Options written, at value(d)	70,961	28,090
Reverse repurchase agreements, at value	54,805,241	32,579,282
Payables:
Investments purchased	47,001	10,200
Reverse repurchase agreements	—	209,368
Accounting services fees	45,993	26,767
Custodian fees	44,108	25,347
Investment advisory fees	309,931	110,652
Trustees’ and Officer’s fees	5,246	2,335
Other accrued expenses	109,513	39,095
Principal payups	34,281	24,516
Professional fees	53,946	43,709
Distribution fees	—	24,376
Transfer agent fees	26,368	3,107
Variation margin on futures contracts	411,781	163,509
Swap premiums received	3,325,532	27,489
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,229	4,435
OTC swaps	2,658,297	1,780,053

Total liabilities	62,258,178	35,618,997

NET ASSETS	$237,815,174	$96,575,392

F I N A N C I A L S T A T E M E N T S	53

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$345,799,404	$133,412,452
Accumulated loss	(107,984,230)	(36,837,060)

NET ASSETS	$237,815,174	$96,575,392

Net asset value	$69.08	$71.53

(a) Investments, at cost — unaffiliated	$312,171,029	$134,703,961
(b) Investments, at cost — affiliated	$10,721,715	$3,973,620
(c) Foreign currency, at cost	$536,530	$157,802
(d) Premiums received	$96,397	$38,580
(e) Shares outstanding	3,442,799	1,350,226
(f) Shares authorized	Unlimited	Unlimited
(g) Par value	$0.001	$0.001

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

INVESTMENT INCOME
Dividends — unaffiliated	$52,907	$42,995
Dividends — affiliated	69,072	46,603
Interest — unaffiliated	9,285,262	4,111,094
Foreign taxes withheld	—	(120)

Total investment income	9,407,241	4,200,572

EXPENSES
Investment advisory	2,137,604	949,735
Professional	69,025	62,893
Transfer agent	54,487	6,422
Accounting services	33,720	19,900
Custodian	30,382	20,127
Trustees and Officer	8,138	3,733
Distribution	—	140,269
Miscellaneous	80,326	29,985

Total expenses excluding interest expense	2,413,682	1,233,064
Interest expense	219,364	129,784

Total expenses	2,633,046	1,362,848
Less:
Fees waived and/or reimbursed by the Manager	(17,166)	(202,455)

Total expenses after fees waived and/or reimbursed	2,615,880	1,160,393

Net investment income	6,791,361	3,040,179

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,243,386)	(6,945,054)
Investments — affiliated	238,144	1,339
Forward foreign currency exchange contracts	2,552,400	918,108
Foreign currency transactions	(175,711)	(37,110)
Futures contracts	3,363,367	1,562,606
Options written	(147,208)	(62,193)
Swaps	625,426	598,628

	(11,786,968)	(3,963,676)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(34,981,888)	(15,343,549)
Investments — affiliated	(350,924)	(193,888)
Forward foreign currency exchange contracts	1,272,227	582,055
Foreign currency translations	(13,851)	(6,129)
Futures contracts	323,248	132,482
Options written	(3,873)	(640)
Swaps	(4,953,621)	(2,219,234)
Unfunded floating rate loan interests	—	(558)

	(38,708,682)	(17,049,461)

Net realized and unrealized loss	(50,495,650)	(21,013,137)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,704,289)	$(17,972,958)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets

	BlackRock Multi-Sector Opportunities Trust				BlackRock Multi-Sector Opportunities Trust II

	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,791,361		$19,949,959	$3,040,179		$7,053,350
Net realized gain (loss)	(11,786,968)		7,665,337	(3,963,676)		2,675,616
Net change in unrealized appreciation (depreciation)	(38,708,682)		(15,180,207)	(17,049,461)		(4,590,221)

Net increase (decrease) in net assets resulting from operations	(43,704,289)		12,435,089	(17,972,958)		5,138,745

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(10,705,022	)(b)	(24,880,519)	(4,302,091	)(b)	(9,296,750)
Return of capital	—		—	—		(108,369)

Decrease in net assets resulting from distributions to shareholders	(10,705,022)		(24,880,519)	(4,302,091)		(9,405,119)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	1,373,915		3,875,358	2,216,775		4,434,742
Repurchase of shares resulting from tender offers	(25,733,334)		(35,196,527)	(11,699,510)		(13,991,330)

Net decrease in net assets derived from capital share transactions	(24,359,419)		(31,321,169)	(9,482,735)		(9,556,588)

NET ASSETS
Total decrease in net assets	(78,768,730)		(43,766,599)	(31,757,784)		(13,822,962)
Beginning of period	316,583,904		360,350,503	128,333,176		142,156,138

End of period	$237,815,174		$316,583,904	$96,575,392		$128,333,176

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited)

Six Months Ended June 30, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(43,704,289)	$(17,972,958)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	102,451,602	48,084,531
Purchases of long-term investments	(62,551,069)	(25,527,629)
Net proceeds from sales of short-term securities	15,543,461	843,605
Amortization of premium and accretion of discount on investments and other fees	152,008	(72,682)
Premiums paid on closing options written	(495,686)	(200,494)
Premiums received from options written	449,516	178,897
Net realized loss on investments and options written	18,152,450	7,005,908
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	36,881,494	15,832,218
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(11,762)	(3,636)
From the Manager	1,797	—
Interest — unaffiliated	608,575	437,292
Swaps	—	(7,751)
Variation margin on futures contracts	(193,545)	(70,834)
Variation margin on centrally cleared swaps	(186,975)	(8,773)
Swap premiums paid	588	(364)
Prepaid expenses	1,419	570
Increase (Decrease) in Liabilities
Payables
Accounting services fees	21,762	12,964
Custodian fees	20,156	13,797
Interest expense	5,326	7,414
Investment advisory fees	(111,605)	(71,164)
Trustees’ and Officer’s fees	3,581	1,677
Other accrued expenses	31,443	1,854
Professional fees	(39,673)	(34,117)
Distribution fees	—	(6,626)
Transfer agent fees	10,660	(1,086)
Variation margin on futures contracts	356,916	142,896
Swap premiums received	(139,691)	(248)
Other liabilities	(38,893)	—

Net cash provided by operating activities	67,219,566	28,585,261

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(9,331,107)	(2,085,316)
Net payments on redemption of capital shares including change in redemptions payable	(25,733,334)	(11,699,510)
Increase in bank overdraft	308,750	516,667
Net borrowing of reverse repurchase agreements	(27,542,901)	(12,041,677)

Net cash used for financing activities	(62,298,592)	(25,309,836)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(6,475)	(2,480)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	4,914,499	3,272,945
Restricted and unrestricted cash and foreign currency at beginning of period	9,541,224	3,544,548

Restricted and unrestricted cash and foreign currency at end of period	$14,455,723	$6,817,493

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense.	$214,038	$122,370

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$1,373,915	$2,216,775

F I N A N C I A L S T A T E M E N T S	57

Statements of Cash Flows (unaudited) (continued)

Six Months Ended June 30, 2022

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Collateral — reverse repurchase agreements	$5,366,306	$3,640,401
Collateral — exchange-traded options written	—	40,000
Collateral — OTC derivatives	4,922,000	1,550,000
Futures contracts	903,000	363,000
Centrally cleared swaps	2,730,000	1,067,000
Foreign currency at value	534,417	157,092

	$14,455,723	$6,817,493

See notes to financial statements.

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust
	Six Months Ended					Period from
	06/30/22		Year Ended December 31,			02/23/18	(a)
	(unaudited)		2021	2020	2019	to 12/31/18

Net asset value, beginning of period	$84.34		$87.75	$98.42	$90.55	$100.00

Net investment income(b)	1.89		5.09	5.41	5.99	4.29
Net realized and unrealized gain (loss)		(14.11)	(2.06)	(8.93)	9.38	(8.11)

Net increase (decrease) from investment operations		(12.22)	3.03	(3.52)	15.37	(3.82)

Distributions(c)
From net investment income	(3.04	)(d)	(6.44)	(5.86)	(7.32)	(4.19)
From net realized gain	—		—	—	(0.18)	(1.44)
Return of capital	—		—	(1.29)	—	—

Total distributions		(3.04)	(6.44)	(7.15)	(7.50)	(5.63)

Net asset value, end of period	$69.08		$84.34	$87.75	$98.42	$90.55

Total Return(e)
Based on net asset value	(14.65	)%(f)	3.40%	(2.50)%	17.35%	(3.95	)%(f)(g)

Ratios to Average Net Assets(h)
Total expenses	1.90	%(i)	1.93%	2.29%	2.67%	1.78	%(i)(j)

Total expenses after fees waived and/or reimbursed	1.89	%(i)	1.92%	2.28%	2.67%	1.77	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.73	%(i)	1.76%	1.83%	1.75%	1.50	%(i)

Net investment income	4.90	%(i)	5.77%	6.42%	6.20%	5.23	%(i)

Supplemental Data
Net assets, end of period (000)	$237,815		$316,584	$360,351	$430,922	$421,764

Borrowings outstanding, end of period (000)	$54,805		$81,697	$106,756	$160,085	$117,177

Portfolio turnover rate		19%	34%	31%	47%	57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.78%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust II

	Six Months Ended				Period from
	06/30/22		Year Ended December 31,		04/16/19	(a)
	(unaudited)		2021	2020	to 12/31/19

Net asset value, beginning of period	$87.63		$90.65	$101.48	$100.00

Net investment income(b)	2.18		4.68	4.68	3.07
Net realized and unrealized gain (loss)		(15.12)	(1.39)	(8.31)	2.84

Net increase (decrease) from investment operations		(12.94)	3.29	(3.63)	5.91

Distributions(c)
From net investment income	(3.16	)(d)	(6.24)	(5.13)	(3.69)
From net realized gain	—		—	—	(0.18)
Return of capital	—		(0.07)	(2.07)	(0.56)

Total distributions		(3.16)	(6.31)	(7.20)	(4.43)

Net asset value, end of period	$71.53		$87.63	$90.65	$101.48

Total Return(e)
Based on net asset value	(14.94	)%(f)	3.61%	(2.45)%	5.99	%(f)

Ratios to Average Net Assets(g)
Total expenses	2.43	%(h)	2.36%	2.63%	2.07	%(h)(i)

Total expenses after fees waived and/or reimbursed	2.07	%(h)	2.34%	2.60%	2.04	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.83	%(h)	2.13%	2.11%	1.77	%(h)

Net investment income	5.42	%(h)	5.11%	5.41%	4.30	%(h)

Supplemental Data
Net assets, end of period (000)	$96,575		$128,333	$142,156	$160,697

Borrowings outstanding, end of period (000)	$32,579		$44,417	$48,543	$55,798

Portfolio turnover rate		17%	39%	39%	29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.09%.

See notes to financial statements.

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Multi-Sector Opportunities Trust	MSO	Delaware	Diversified
BlackRock Multi-Sector Opportunities Trust II	MSO2	Delaware	Diversified*

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (unaudited)  (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited)  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

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debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Weighted Average Interest Rate

MSO	$65,076,815	0.68%
MSO2	39,938,966	0.66

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge,

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or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trusts’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

MSO
Barclays Capital, Inc.	$(23,662,981)	$23,662,981		$—		$—
BNP Paribas S.A.	(17,472,584)	17,472,584		—		—
Credit Suisse Securities (USA) LLC	(865,067)	865,067		—		—
RBC Capital Markets LLC	(12,804,609)	12,804,609		—		—

	$(54,805,241)	$54,805,241		$—		$—

(a)

Collateral, if any, with a value of $63,028,754 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

MSO2
Barclays Capital, Inc.	$(14,881,655)	$14,881,655		$—		$—
BNP Paribas S.A.	(10,095,561)	10,095,561		—		—
Credit Suisse Securities (USA) LLC	(640,255)	640,255		—		—
RBC Capital Markets LLC	(6,961,811)	6,961,811		—		—

	$(32,579,282)	$32,579,282		$—		$—

(a)

Collateral, if any, with a value of $35,570,568 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

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The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Service and Distribution Fees: MSO2 entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Agreement, MSO2 pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the month-end net assets of the common shares of MSO2.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Trusts. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

Expense Waivers: With respect to MSO2, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.25% of the Trust’s average daily managed assets, plus the proceeds of any outstanding borrowings used for leverage. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the six months ended June 30, 2022, the Manager waived $189,944 pursuant to this agreement.

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Notes to Financial Statements (unaudited)  (continued)

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

MSO	$3,228
MSO2	781

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

MSO	$13,938
MSO2	11,730

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

MSO	$416,405	$298,811	$(215,460)
MSO2	103,287	182,775	(20,750)

7.	PURCHASES AND SALES

For the six months ended June 30, 2022, purchases and sales of investments, including paydowns/payups and excluding short-term investments, were as follows:

Trust Name	Purchases	Sales

MSO	$60,124,172	$109,413,795
MSO2	24,597,509	48,606,717

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2021, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring

MSO	$36,774,116
MSO2	11,552,669

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (unaudited)  (continued)

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSO	$323,665,221	$3,585,091	$(58,545,733)	$(54,960,642)
MSO2	138,974,476	1,782,949	(21,493,523)	(19,710,574)

9.	BANK BORROWINGS

Each Trust is a party to an existing 364-day, $2.50 billion credit agreement with a group of lenders, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”). Under this agreement, the Trusts may borrow to fund shareholder tender offers. Excluding commitments designated for certain individual funds, the Participating Funds, including the Trusts, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed, or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. During the six months ended June 30, 2022, the Trusts did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

MSO will terminate at the close of business on February 22, 2024; however, the Board may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. MSO2 will terminate at the close of business on February 28, 2025; however, the Board may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. Each Trust is not a target term fund and thus does not seek to return its initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because each Trust does not list its common shares on any securities exchange, an investment in the Trust, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trusts may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trusts may not be able to readily dispose of such investments at prices that approximate those at which the Trusts could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trusts may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet their obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting each Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries.

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Notes to Financial Statements (unaudited)  (continued)

A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

The Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (unaudited)  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

With respect to MSO, for the period ended June 30, 2022, common shares issued and outstanding had a net decrease of 310,975 as a result of 18,737 shares issued from dividend reinvestment and 329,712 shares repurchased in tender offers. For the year ended December 31, 2021, common shares issued and outstanding had a net decrease of 352,700 as a result of 44,414 shares issued from dividend reinvestment and 397,114 shares repurchased in tender offers.

With respect to MSO2, for the period ended June 30, 2022, common shares issued and outstanding had a net decrease of 114,341 as a result of 29,128 shares issued from dividend reinvestment and 143,469 shares repurchased in tender offers. For the year ended December 31, 2021, common shares issued and outstanding had a net decrease of 103,615 as a result of 49,167 shares issued from dividend reinvestment and 152,782 shares repurchased in tender offers.

Each Trust intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. In a tender offer, each Trust repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that a Trust conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other trust.

With respect to MSO, tender offers for the periods shown were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

January 7, 2022	February 7, 2022	149,010	4.0%	149,010	4.0%	$82.1200	$12,236,702
April 8, 2022	May 9, 2022	225,663	6.2	180,702	5.0	74.6900	13,496,632

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

January 8, 2021	February 8, 2021	164,362	4.0%	102,661	2.5%	$89.1600	$9,153,256
April 9, 2021	May 10, 2021	155,811	3.9	100,379	2.5	89.6500	8,998,977
July 9, 2021	August 25, 2021	131,180	3.4	98,133	2.5	89.4600	8,778,977
October 8, 2021	November 9, 2021	109,042	2.9	95,941	2.5	86.1500	8,265,317

(a)	Date the tender offer period began.

With respect to MSO2, tender offers for the periods shown were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

January 7, 2022	February 7, 2022	195,090	13.3%	73,217	5.0%	$85.2000	$6,238,115
April 8, 2022	May 9, 2022	169,160	12.0	70,252	5.0	77.7400	5,461,395

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

January 8, 2021	February 8, 2021	262,893	16.8%	39,197	2.5%	$91.9500	$3,604,198
April 9, 2021	May 10, 2021	217,341	14.1	38,513	2.5	92.6100	3,566,673
July 9, 2021	August 25, 2021	205,045	13.5	37,851	2.5	92.3200	3,494,425
October 8, 2021	November 9, 2021	191,535	12.9	37,221	2.5	89.3600	3,326,034

(a)	Date the tender offer period began.

Tendered share amounts are shown as repurchase of shares resulting from tender offers in the Statements of Changes in Net Assets.

As of June 30, 2022, BlackRock Financial Management, Inc., an affiliate of MSO2, owned 1,274 shares of MSO2.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

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Notes to Financial Statements (unaudited)  (continued)

MSO and MSO2 each conducted a quarterly tender offer for up to 5% of its issued and outstanding common shares.

The results of MSO’s tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

July 8, 2022	August 9, 2022	116,018	3.4%	116,018	3.4%	$71.6300	$8,310,369

(a)	Date the tender offer period began.

The results of MSO2’s tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

July 8, 2022	August 9, 2022	121,244	9.0%	67,509	5.0%	$74.1000	$5,002,393

(a)	Date the tender offer period began.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Trustees (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Opportunities Trust (“MSO”) and BlackRock Multi-Sector Opportunities Trust II (“MSO II” and together with MSO, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and each Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (vii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, in light of each Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered MSO’s performance relative to MSO’s Outcome-Oriented Performance Metrics, including a total return target. The Board noted that for each of the one-, three-year and since-inception periods reported, MSO underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for MSO, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MSO’s underperformance relative to its total return target during the applicable periods.

The Board reviewed and considered MSO II’s performance relative to MSO II’s Outcome-Oriented Performance Metrics, including a total return target. The Board noted that for each of the one-year and since-inception periods reported, MSO II underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for MSO II, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MSO II’s underperformance relative to its total return target during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	75

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MSO’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to MSO. The Board noted that each Fund’s contractual management fee rate and total expense ratio each ranked second out of four funds relative to the supplemental peer group.

The Board noted that MSO II’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to MSO II. The Board noted that MSO II’s contractual management fee rate and total expense ratio ranked second out of four funds and third out of four funds, respectively, relative to the supplemental peer group.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2023, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors and each Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	77

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Trust for any particular quarter may be more or less than the amount of net investment income earned by a Trust during such quarter. The portion of distributions that exceeds a Trust current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

For the taxable year ended December 31, 2021 and all prior taxable years, MSO2 has been treated as a “publicly offered regulated investment company.” To be treated as a “publicly offered regulated investment company,” MSO2’s shares must, among other things, be held by or for at least 500 persons at all times during the taxable year. As of June 30, 2022, MSO2’s shares were held by 507 persons. This number could decrease below 500 persons during the taxable year ended December 31, 2022 or in a future taxable year as a result of shareholders’ shares being repurchased in one or more quarterly tender offers.

The failure of MSO2 to be treated as a “publicly offered regulated investment company” in a given taxable year could have potential adverse tax consequences for U.S. shareholders that are individuals, trusts, estates, and certain other pass-through entities. In such situation, each affected shareholder will be treated as receiving a distribution equal to that shareholder’s allocable share of management fees and certain other expenses paid by MSO2 (“MSO2 Fees and Expenses”), but will not be able to take an offsetting deduction. MSO2 Fees and Expenses will be treated as miscellaneous itemized deductions, which are currently not deductible by such U.S. shareholders.

Investors should consult with their tax advisors regarding the potential individual tax consequences should MSO2 fail to be treated as a “publicly offered regulated investment company” in a given taxable year. Each U.S. shareholder’s share of MSO2 Fees and Expenses, if applicable, would be reported on a Form 1099-DIV.

To mitigate any potential economic impact should MSO2 fail to be treated as a “publicly offered regulated investment company”, effective January 1, 2022, BlackRock Advisors, LLC (the “Manager”) has voluntarily agreed to waive its annual management fee rate by 0.25%, such that MSO2 will be subject to a net management fee at an annual rate of 1.00% of the average daily value of MSO2’s managed assets. The Manager may terminate this voluntary waiver at any time without notice. The fees waived under the voluntary management fee waiver are not subject to recoupment by the Manager.

The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

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Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	79

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.(a)

Canton, MA 02021

BNY Mellon Investment Servicing (US) Inc.(b)

Wilmington, DE 19809

(a) For MSO.

(b) For MSO2.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

RB	Revenue Bond

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	81

Want to know more?

blackrock.com  |  800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-06/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers --Not Applicable due to no applicable purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: August 19, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Opportunities Trust

Date: August 19, 2022